EXHIBIT 10.24.1.
                                                                ----------------


                           MASTER SETTLEMENT AGREEMENT

                  This Master Settlement Agreement (this "Agreement") is made as of August 1, 2001, by and among LSOF Pooled Equity, L.P., a Delaware limited partnership ("Lone Star"), Greenbriar Corporation, a Nevada corporation (the "Company"), Berne Village, Inc., a North Carolina corporation ("Berne Village"), Rose Tara Plantation, Inc., a North Carolina corporation ("RTP"), Windsor House West, Incorporated, a South Carolina corporation ("Windsor"), The Denison-Greenbriar, Inc., a Texas corporation ("DG"), The Terrace Retirement, Inc., an Oregon corporation ("TRI"), Rose Garden Estates, Inc., a Nevada corporation ("RGE"), Wedgwood Partners Ltd. Limited Partnership, a Nevada limited partnership ("WPL"), Wedgwood Retirement Inns, Inc., a Washington corporation ("Wedgwood"), and Transferco, Inc., a Nevada corporation ("Transferco," and together with Berne Village, RTP, Windsor, DG, TRI, WPL, Wedgwood and RGE, each an "Assignor," and collectively the "Assignors").

                                    RECITALS
                                    --------

                  WHEREAS, in January 1998, Lone Star's ultimate predecessor in interest, Lone Star Opportunity Fund, L.P., purchased shares of the Company's Series F Senior Convertible Preferred Stock and shares of the Company's Series G Senior Convertible Preferred Stock (collectively, the "Preferred Stock") for $22,000,000, which Preferred Stock was convertible into shares of the Company's common stock;

                  WHEREAS, on October 30, 2000, Lone Star delivered its notice of conversion evidencing its desire to convert the Preferred Stock into shares of the Company's common stock;

                  WHEREAS, a dispute arose between the Company and Lone Star as to the conversion price of the Preferred Stock and the number of shares of the Company's common stock into which the Preferred Stock would be convertible;

                  WHEREAS, all matters relating to the conversion of the Preferred Stock are currently being litigated pursuant to the lawsuit styled:
LSOF Pooled Equity, L.P. v. Greenbriar Corporation, Cause No. 00-08824, in the 162nd Judicial District Court (the "District Court") of Dallas County, Texas (the "Lawsuit") asserting claims against the Company and seeking legal and equitable relief;

                  WHEREAS, on April 5, 2001, the District Court granted partial summary judgment in favor of Lone Star;

                  WHEREAS, a trial will be scheduled for the near future;

                  WHEREAS, solely to avoid the prospect of prolonged, costly litigation, Greenbriar and Lone Star desire to compromise and settle all claims between them, including, but not limited to, all existing claims asserted or existing claims that could have been asserted by any party;

                  WHEREAS, each Assignor is a direct or indirect wholly-owned subsidiary of the Company;

                  WHEREAS,   in   connection   with   this   Agreement   and  in
consideration for the releases contained herein, (i) the Assignors are transferring to Assignee all of their respective right, title and interest, in and to the Assigned Assets, (ii) the Company will pay to Lone Star $4,000,000 in immediately available funds, and (iii) for the same consideration, the Company is redeeming all of Lone Star's Preferred Stock, any and all of the Company's common stock into which Lone Star's Preferred Stock was purportedly converted, together with all of Lone Star's right, title and interest to any and all claims and rights with respect to its interest as a stockholder, equity interest holder or otherwise; and

                  WHEREAS, this Agreement and the consideration transferred pursuant hereto is to compromise and settle all disputed claims and to buy peace, and no payment, release or other consideration given constitutes an admission of liability by any party hereto, all such liability being expressly denied.

                  NOW, THEREFORE, in consideration of the foregoing premises, the mutual agreements contained in this Agreement and other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

                                    AGREEMENT
                                    ---------

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

                  "Affiliate" shall mean, with respect to any Person, (a) each Person that, directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, five percent (5%) or more of the Capital Stock having ordinary voting power in the election of directors of such Person, (b) each Person that controls, is controlled by or is under common control with such Person and (c) in the case of individuals, the immediate family members, spouses and lineal descendants of individuals who are Affiliates of the Person. For the purposes of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract, by virtue of being an executive officer or a director or otherwise.

                  "Agreement"  means  this  Master  Settlement   Agreement,   as
amended, supplemented or otherwise modified from time to time.

                  "Assigned Assets" shall have the meaning assigned in Section 2.2.

                  "Assignee" shall mean Lone Star or its designated assignees in accordance with Section 9.11.

                  "Assignee  Party"  shall have the meaning  assigned in Section
7.2.

                  "Assignor" or "Assignors" shall have the meaning assigned in the Preamble.

                  "Assignor  Party"  shall have the meaning  assigned in Section
7.3.

                  "Assumed  Liabilities"  shall  have the  meaning  assigned  in
Section 2.3.

                  "Assumption Agreement" means that certain Assumption Agreement to be executed by the Assignee and each of the Assignors substantially in the form of Exhibit C hereto.

                  "Berne Village" shall have the meaning assigned in the Preamble.

                  "Bill of Sale" means that certain Bill of Sale to be executed by each of the Assignors substantially in the form of Exhibit B hereto.

                  "Business" shall mean with respect to (i) Berne Village, the operation and ownership of the assisted living facility and community known as Berne Village located in New Bern, North Carolina; (ii) RTP, the operation and ownership of the assisted living facility and community known as Rosa Tara Plantation located in King, North Carolina; (iii) Windsor (or its assignee), the operation and ownership of the assisted living facility and community known as Windsor House West located in Spartanburg, South Carolina; (iv) DG, the operation and ownership of the assisted living facility and community known as Greenbriar at Denison located in Denison, Texas; (v) TRI, the operation and ownership of the assisted living facility and community known as The Terrace located in Portland, Oregon; (vi) RGE, the operation and ownership of the assisted living facility and community known as Rose Garden Estates located in Ritzville, Washington; (vii) Transferco, the operation and ownership of the assisted living facilities and communities known as Villa de Sol and Meadowbrook, each located in Roswell, New Mexico; (viii) WPL, the operation and ownership of the assisted living facilities and communities known as Camelot Assisted Living located in Harlingen, Texas and La Villa located in Roswell, New Mexico; and (ix) Wedgwood, the operation and ownership of the assisted living facility and community known as Summer Hill located in Oak Harbor, Washington.

                  "Capital Stock" shall mean all shares, options, warrants, general or limited partnership or membership interests or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or other Person, whether voting or nonvoting, including common stock, preferred stock or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended).

                  "Claims" means all claims and causes of actions that either were or could have been asserted in the Lawsuit as more specifically set forth in the Mutual Release.

                  "Closing" has the meaning set forth in Section 2.4.

                  "Closing Date" has the meaning set forth in Section 2.4.

                  "Code" has the meaning assigned in Section 2.3(b).

                  "Company" shall have the meaning assigned in the Preamble.

                  "Consent Agreement" shall mean that certain Consent Agreement of even date herewith executed by certain stockholders of the Company, including each of the directors of the Company and Intervenors attached hereto as Exhibit D.

                  "Crowne  Point  Escrow"  shall have the  meaning  set forth in
Section 2.10(b).

                  "Crowne  Point  Proceeds"  shall have the meaning set forth in
Section 2.10(b).

                  "DG" shall have the meaning assigned in the Preamble.

                  "Direct Claim" shall have the meaning set forth in Section 7.4(d).

                  "District Court" shall have the meaning assigned in the Recitals.

                  "Employee" shall have the meaning assigned in Section 3.1(r).

                  "Employee Benefit Plans" shall have the meaning assigned in
Section 3.1(r).

                  "Environmental  Laws"  shall  have  the  meaning  assigned  in
Section 3.1(p).

                  "ERISA" shall have the meaning set forth in Section 4.4.

                  "ERISA Affiliate" shall have the meaning set forth in Section 3.1(r).

                  "Escrow Amounts" shall have the meaning set forth in Section 2.10(b).

                  "Excluded Assets" shall have the meaning assigned in Section 2.2.

                  "Facility"   shall  mean  any  assisted   living  facility  or
community that is an Assigned Asset.

                  "Facility Leases" shall have the meaning assigned in Section 3.1(j)(v).

                  "Former Employee" shall have the meaning assigned in Section 3.1(r).

                  "GAAP" generally accepted accounting principles in the United States of America.

                  "Greenbriar Parties" shall mean the Company and each Assignor.

                  "Harlingen" shall have the meaning assigned in the Preamble.

                  "Indebtedness" means with respect to any Person, without duplication, any liability of such Person (i) for borrowed money, (ii) evidenced by bonds, debentures, notes or other similar instruments, (iii) constituting capitalized lease obligations, (iv) incurred or assumed as the deferred purchase price of property, or pursuant to conditional sale obligations and title retention agreements, (v) for the reimbursement of any obligor on any letter of credit, bankers' acceptance or similar credit transaction, (vi) for Indebtedness of others guaranteed by such Person, (vii) for interest swap obligations, commodity agreements and currency agreements and (viii) for Indebtedness of any other Person of the type referred to in clauses (i) through (vii) which are secured by any Lien on any property or asset of such first referred to Person, the amount of such Indebtedness being deemed to be the lesser of the value of such property or asset or the amount of the Indebtedness so secured.

                  "Indemnifiable Losses" means any and all damages, losses, liabilities, obligations, costs, and expenses, and any and all claims, demands, or suits (by any person), including the costs and expenses of any and all actions, suits, proceedings, demands, assessments, judgments, settlements, and compromises relating thereto and including reasonable attorneys' fees and expenses in connection therewith.

                  "Indemnifying Party" means any person required to provide indemnification under this Agreement.

                  "Indemnitee" means any person entitled to indemnification under this Agreement.

                  "Indemnity Payment" means any amount of Indemnifiable Losses required to be paid pursuant to this Agreement.

                  "Intervenors"  American  Realty  Trust,  Inc.,  Basic  Capital
Management, Inc., One Realco Corporation (in its own capacity and as successor in interest to Nanook Partners, L.P.), Tacco Financial Corporation, International Health Products, Inc.

                  "Law" shall mean any law (including common law), constitution, statute, regulation, rule, ordinance, order, injunction, writ, decree or award of any governmental authority of competent jurisdiction or of any arbitrator (including ERISA, the Code, the Uniform Commercial Code, any applicable tax law, product safety law, occupational safety or health law, Environmental Law and/or securities laws).

                  "Lawsuit" shall have the meaning assigned in the Recitals.

                  "Leased Tangible Property" shall  have the meaning assigned in
Section 3.1(k).

                  "Licensed  Intangible   Properties"  shall  have  the  meaning
assigned in Section 3.1(l).

                  "Lien" shall mean any mortgage, pledge, hypothecation, lien (statutory or other), judgment lien, security interest, security agreement, charge or other encumbrance, or other security arrangement of any nature whatsoever, including any installment contract, conditional sale or other title retention arrangement, any sale of accounts receivable or chattel paper, any assignment, deposit arrangement or lease (including capital leases) intended as, or having the effect of, security and the filing of any financing statement under the UCC or comparable law of any jurisdiction.

                  "Lone Star" shall have the meaning assigned in the Preamble.

                  "Lone Star Parties" shall mean Lone Star and Assignee.

                  "Mutual Release" shall mean the Mutual Release substantially in the form of Exhibit A and all related exhibits thereto, including the Agreed Motion to Dismiss and the Agreed Order Granting Motion to Dismiss.

                  "Organizational Documents" shall mean with respect to a corporation, the certificate or articles of incorporation and by-laws of such corporation; with respect to a partnership, the certificate of partnership (or limited partnership, as applicable) and partnership agreement, together with the analogous documents for any corporate or partnership general partner; with respect to a limited liability company, the certificate of formation or articles of organization and operating agreement; and, in any case, any other document governing the formation and conduct of business by such Person.

                  "Owned Tangible  Property" shall have the meaning  assigned in
Section 3.1(k).

                  "Owned Intangible Property" shall have the meaning assigned in
Section 3.1(l).

                  "Permitted Liens" means those liens set forth on Schedule 1.1, liens for ad valorem taxes and assessments not yet due and payable, mechanics liens incurred in the ordinary course of the Business consistent with past practice, and other minor encumbrances which do not and will not adversely affect the transferability, use or value of the Real Property as it is currently being used in connection with such Assignor's Business.

                  "Person" shall mean an individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or department or other agency or political subdivision thereof.

                  "Pre-Closing Escrow Agent" shall  have the meaning assigned in
Section 2.10(a).

                  "Pre-Closing Escrow Agreement" shall have the meaning assigned in Section 2.10(a).

                  "Pre-Closing Escrow Amount" shall have the meaning assigned in
Section 2.10(a).

                  "Preferred Stock" has the meaning assigned in the Recitals.

                  "Real Property" shall have the meaning assigned in Section 3.1(j)(i).

                  "RGE" shall have the meaning assigned in the Preamble.

                  "RTP" shall have the meaning assigned in the Preamble.

                  "Solvent" shall mean, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person; (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (d) such Person is not engaged in a business or transaction, and is not about to engage in a business or transaction, for which such Person's property would constitute an unreasonably small amount of capital. The amount of contingent liabilities (such as litigation, guarantees and pension plan liabilities) at any time shall be computed as the amount which, in light of all the facts and circumstances existing at the time, represents the amount which can reasonably be expected to become an actual or matured liability.

                  "Stock Certificates" shall mean any and all stock certificates evidencing the Company's common stock into which Lone Star's Preferred Stock was purportedly converted.

                  "Subject Employee" shall have the meaning assigned in Section 3.1(w).

                  "Subsidiary" shall mean with respect to any Person, (a) any corporation (i) of which an aggregate of more than fifty percent (50%) of the outstanding Capital Stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether, at the time, Capital Stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person and/or one or more Subsidiaries of such Person or (ii) with respect to which any such Person has the right to vote or designate the vote of fifty percent (50%) or more of such Capital Stock, whether by proxy, agreement, operation of law or otherwise and (b) any partnership or limited liability company (i) in which such Person and/or one or more Subsidiaries of such Person shall have an interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%) or (ii) of which any such Person is a general partner or manager or may exercise the powers of a general partner or manager.

                  "Taxes" means all taxes, assessments, fees, levies, imposts, duties, penalties, deductions, liabilities, withholdings or other charges of any nature whatsoever, including interest and penalties, imposed by any governmental authority.

                  "Terminating   Assignee's   Breach"  shall  have  the  meaning
assigned in Section 6.1(c).

                  "Terminating   Assignor's   Breach"  shall  have  the  meaning
assigned in Section 6.1(b).

                  "Third Party Claim" means any claim, action, or proceeding made or brought by any Person who is not a party to this Agreement or an Affiliate of a party to this Agreement.

                  "Transaction Documents" shall mean this Agreement, the Mutual Release, the Bill of Sale, the Assumption Agreement, the Consent Agreement, and all other agreements, instruments, documents and certificates now or hereafter delivered to Lone Star or its Affiliates by the Company or its Affiliates pursuant to or in connection with any of the foregoing.

                  "Transferco" shall have the meaning assigned in the Preamble.

                  "TRI" shall have the meaning assigned in the Preamble.

                  "Wedgwood" shall have the meaning assigned in the Preamble.

                  "Windsor" shall have the meaning assigned in the Preamble.

                  "WTP" shall have the meaning assigned in the Preamble.

                                   ARTICLE II

                            TRANSFER OF CONSIDERATION

2.1      Consideration.


(a) Subject to the terms hereof, (i) the Company agrees to (A) on the Closing Date, pay to Lone Star, a cash payment of Four Million Dollars ($4,000,000) in immediately available funds; and (B) cause each of the Assignors to assign, convey and transfer to Assignee on the Closing Date, the Assigned Assets as set forth below in Section 2.2; and (ii) the Company and the Intervenors shall fully and finally release all claims the Company or any of its Subsidiaries, stockholders (including, without limitation, the Intervenors), directors, officers, employees, representatives, agents or any of their Affiliates may have against the Lone Star Parties or any of their Affiliates pursuant to the terms and conditions of the Mutual Release.

(b) Subject to the terms hereof, Lone Star agrees to accept (i) the cash payment referenced in clause (i)(A) above, and (ii) the transfer of the Assigned Assets in consideration of the following:

(i) the redemption by the Company of (A) all of Lone Star's right, title and interest in and to Lone Star's Capital Stock in the Company, including (1) Lone Star's Preferred Stock and all attendant rights, including conversion rights and default dividend claims, (2) Lone Star's 1,054,202 shares of the Company's common stock, and (3) all other equity interests in the Company that may be held by Lone Star; and (B) all reimbursable expenses (other than the expenses related to the transactions contemplated by the Transaction Documents) due Lone Star by the Company and such reimbursable expenses shall be compromised, waived and discharged;

(ii)     the assumption by Lone Star of the Assumed  Liabilities as set forth in
         Section 2.3 below; and

(iii) the full and final release of all Claims that Lone Star or any of its Subsidiaries, stockholders, directors, officers, employees, representatives, agents or any of their Affiliates (including, but not limited to Lone Star Opportunity Fund, L.P. and LSOF Greenbriar L.L.C.) may have against the Company, or any of its Subsidiaries, stockholders, directors, officers, employees, representatives, agents or their Affiliates pursuant to the terms and conditions of the Mutual Release.

(c) All parties to this Agreement agree for federal income tax purposes to treat all consideration payable to Lone Star (except for reimbursable expenses referenced in Section 2.1(b)(i)(B), if any) as a payment to Lone Star in redemption of its Capital Stock of the Company.

                  Subject to the terms and conditions of this Agreement, it is the express intent of the Company and Lone Star to fully and finally resolve all disputes between them, including without limitation the Lawsuit, in a manner that settles and discharges all past and present differences of any kind or character and, to the greatest extent allowed by law.

2.2 Transfer of Assets. Subject to the provisions of this Agreement, the Company agrees to cause each of the Assignors, and each Assignor hereby agrees, to assign to Assignee and Assignee hereby agrees to accept from each Assignor, all of such Assignor's assets and properties of every kind and nature, real, personal or mixed, tangible or intangible, wherever situated, including all land, buildings, improvements, fixtures, machinery, tooling, furniture, vehicles, equipment, tools, inventory, supplies, indemnification rights, technology, know-how, patents, trademarks, tradenames, proprietary information, trade secrets, computer programs, copyrights, customer lists, resident lists, resident deposits refundable to residents held by the Company or any of its Subsidiaries related to the Businesses, demographic information, customer data, goodwill and other intangible property rights of any kind whatsoever, licensing agreements and other contractual rights, and all of such Assignor's books and records relating to the operations of such Assignor's Business, as each of the foregoing exists as of the Closing Date (such assets being sold by the Assignors are collectively referred to herein as the "Assigned Assets"); excluding, however, cash, cash equivalents, marketable securities, accounts receivable, notes receivable, loan receivables, deferred income taxes and prepaid income taxes, income tax refunds, accrued interest receivables, utility deposits, insurance policies and claims thereunder (other than the proceeds of any claims which relate to the Assigned Assets), and the other assets listed on Schedule 2.2 (collectively, the "Excluded Assets"). The Assigned Assets shall be sold and transferred to Assignee "as is" free and clear of all Liens, other than Permitted Liens.

2.3 Assumption of Liabilities. Subject to the provisions of this Agreement, the Assignee, in consideration of the other agreements related thereto or entered into in connection therewith, shall assume the payment, performance and discharge of the Assumed Liabilities. For purposes hereof, "Assumed Liabilities" means only (i) the specific liabilities of each Assignor under the contracts, purchase commitments, sales orders and arrangements listed on Schedule 2.3 to the extent such obligations accrue following the Closing Date, (ii) the Indebtedness specifically set forth on Schedule 2.3, and (iii) all liabilities, obligations, costs and expenses incurred in the ordinary course of business consistent with past practices prior to the Closing Date for goods or services to be used by any of the Businesses after the Closing Date in an aggregate amount not to exceed $250,000. Assignee does not and shall not agree to pay, assume, perform, or discharge any of such Assignor's debts, obligations, or liabilities (whether known or unknown, direct or indirect, absolute or contingent, matured or unmatured, or otherwise), whether the same currently exist or come to exist in the future, except the Assumed Liabilities. For the avoidance of doubt, "Assumed Liabilities" shall not include any of the following:

(a) any of the Assignor's liabilities for which assumption by Assignee would be prohibited under the terms of such contracts, commitments, orders or arrangements;

(b) any of the Assignor's liabilities or obligations with respect to the employment or termination of employment of any employee of any Assignor, payment of salary or severance or provision of benefits, including but not limited to the benefits payable under any Employee Benefit Plan with respect to the employment by any Assignor of any employee or independent contractor of any Assignor or of any former employee of any Assignor, and any liabilities or obligations of any Assignor arising out of or resulting from any Employee Benefit Plan or any other employee benefit agreement, arrangement, understanding, program or practice, including any liabilities or obligations arising under Section 4980B of the Internal Revenue Code of 1986, as amended (the "Code");

(c) except as specifically set forth on Schedule 2.3, any of such Assignor's liabilities for Indebtedness;

(d) any of the Assignor's liabilities or obligations for Taxes other than those Taxes that shall be prorated as set forth in Section 2.5 and the special assessment described on Schedule 2.3 with respect to the Facility known as "The Terrace";

(e) any of the Assignor's liabilities or obligations under contracts relating to any Assignor's equity or any Assignor's equityholders;

(f) any of the Assignor's liabilities or obligations with respect to any litigation or other claims arising in connection with the pre-Closing operations of the Assigned Assets or such Assignor's Business;

(g) any of the Assignor's liabilities or obligations arising out of Environmental Laws arising in connection with the pre-Closing operations of the Assigned Assets or the Business (including, without limitation, any off-site disposal activities) or the Real Property or any other real property (including previously-owned real property) owned, leased or operated by any Assignor or any predecessor of any Assignor or any prior owner of all or part of their respective business or assets (including, but not limited to, any liability under Environmental Laws as a result of hazardous materials present at, on or under any such real property as of or prior to the Closing).

2.4 Closing. The consummation of the transactions contemplated herein (the "Closing") shall take place at 10:00 a.m., local time, on the earlier to occur of (i) three (3) business days after all of the conditions to Closing set forth in Article V have been satisfied or waived, and (ii) August 31, 2001 at the offices of Weil, Gotshal & Manges LLP, 100 Crescent Court, Suite 1300, Dallas Texas 75201, or at such other time or place as the Lone Star and the Company may agree in writing (the day on which the Closing takes place being referred to herein as the "Closing Date"). At the Closing, the Company shall deliver or cause to be delivered to the Lone Star Parties (i) $4,000,000 payable in immediately available funds to an account designated by Lone Star, (ii) the Assigned Assets, and (iii) the other documents required to be delivered by the Greenbriar Parties pursuant to Article V hereof, including without limitation the Mutual Release. At the Closing, Lone Star shall deliver to the Company the Mutual Release, the Assumption Agreement and the Stock Certificates.

2.5 Prorations. Utility charges, ad valorem taxes and property taxes and personal property taxes on the Assigned Assets and rents and other charges payable with respect to leases and other contracts assumed by Assignee will be prorated between the respective Assignor, on the one hand, and Assignee, on the other hand, as of 12:01 a.m. on the Closing Date. To the extent practicable, all such prorations and payments will be made on the Closing Date, with the balance to be made as soon as practicable following the Closing Date in one or more payments.

2.6 Allocation of Consideration. For federal income and other applicable tax purposes, the consideration shall be allocated among the Assigned Assets as set forth in Schedule 2.6, such allocation to be made as provided in Section 1060 of the Code. Assignors and Assignee shall each file Form 8594 (Asset Acquisition Statement Under Section 1060) on a timely basis reporting the allocation of the consideration consistent with the allocation in Schedule 2.6. Schedule 2.6 also reflects the aggregate fair market values for the Assigned Assets, as such terms are defined in regulations promulgated pursuant to Section 1060 of the Code. Assignors and Assignee shall file on a timely basis any amendments required to such Form 8594 as a result of a subsequent adjustment of the consideration. Assignors and Assignee shall not take any position on their respective federal income or other applicable tax returns that is inconsistent with the allocation of the consideration as agreed to in Schedule 2.6 or as adjusted as a result of a subsequent increase or decrease in the consideration. The Assignors and Assignee shall each indemnify, defend and hold harmless the other from and against any and all claims, losses, liabilities, damages, cost and expenses that may be incurred as a result of the failure to file Form 8594, the failure to file such Form 8594 on a timely basis or the failure to file its tax returns in the manner required by this Section 2.6.

2.7 Damages. The consideration exchanged by the parties pursuant to this Agreement, and the allocation of consideration described herein, reflects a mutual compromise and may not be indicative of the damages or losses that will result from the breach of this Agreement or any of the Transaction Documents.

2.8      Intentionally Deleted.

2.9 Filings. Immediately after the execution and delivery of this Agreement, the Company shall file a Current Report on 8-K with the Securities and Exchange Commission and Lone Star shall file an amendment to its Schedule 13D with the Securities and Exchange Commission relating to the transactions contemplated herein, the contents of which shall be subject to the reasonable approval of both Company and Lone Star, but shall comply in all respect with all applicable law, rules, and regulations, including, without limitation, all regulations of the Securities and Exchange Commission.

2.10     Pre-Closing Escrow.

(a) Upon the execution hereof, the Company shall pay Two Million Dollars ($2,000,000) (the "Pre-Closing Escrow Amount") to American Escrow (the "Pre-Closing Escrow Agent"), and the Pre-Closing Escrow Agent shall hold the Pre-Closing Escrow Amount under the terms of an escrow agreement in the form of Exhibit E hereto (the "Pre-Closing Escrow Agreement").

(b) Upon the consummation of the sale of the assisted living facility and community known as Crowne Point, the Company shall pay an additional Two Million Dollars ($2,000,000) (the "Crowne Point Proceeds") to the Pre-Closing Escrow Agent, and the Pre-Closing Escrow Agent shall hold the Crowne Point Proceeds in a separate escrow account (the "Crowne Point Escrow") pursuant to an escrow agreement between the Company and the Pre-Closing Escrow Agent. Such escrow agreement shall provide that the Pre-Closing Escrow Agent shall provide Lone Star with evidence satisfactory to Lone Star that the Crowne Point Proceeds have been deposited into the Crowne Point Escrow and will immediately notify Lone Star of any distributions from the Crown Point Escrow Account.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Assignors. Each of the Greenbriar Parties represents and warrants, for and on behalf of itself and with respect to each Assignor and the Assigned Assets purported to be owned by each such Assignor, to the Lone Star Parties as follows:

(a) Organization. Each of the Greenbriar Parties is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has the requisite power and authority to own, lease or otherwise hold the assets owned, leased or otherwise held by it and to carry on its business as presently conducted by it. Each of the Greenbriar Parties is in good standing and duly qualified to conduct business as a foreign entity in every jurisdiction in which its ownership or lease of property or conduct of the business makes such qualification necessary. All of the jurisdictions in which the Greenbriar Parties are in good standing and duly qualified to conduct business as a foreign entity are listed on Schedule 3.1(a).

(b) Authorization and Effect of Agreement. Each of the Greenbriar Parties has the requisite corporate power and authority to execute, deliver and perform its obligations under each of the Transaction Documents executed or to be executed by such Greenbriar Party. The execution, delivery and performance by each Greenbriar Party of each of the Transaction Documents executed or to be executed by such Greenbriar Party has been duly authorized by all requisite corporate action as applicable. This Agreement has been duly executed and delivered by each of the Greenbriar Parties. This Agreement constitutes, and each of the other Transaction Documents to be executed by a party hereto will constitute, the valid and binding obligation of such Greenbriar Party, enforceable against such Greenbriar Party in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

(c) Conflicts. Neither the execution, delivery, nor performance of any Transaction Document executed or to be executed by any Greenbriar Party will (i) violate any material Law applicable to such Greenbriar Party,
         (ii) violate, conflict with, permit the cancellation or acceleration of, or give rise to a loss of any benefit under, any material agreement or commitment to which such Greenbriar Party is a party or by which any of its properties are bound, or (iii) violate or conflict with any provision of such Greenbriar Party's Organizational Documents. Neither the Company nor any the Assignors have entered into, or is aware of, any agreement pursuant to which any person or entity has obtained the right to acquire any assets of the Company any of its Subsidiaries.

(d) Consents. Except as set forth on Schedule 3.1(d), no material actions, consents, or approvals of, or filings with, any governmental authorities or any third parties are required in connection with the execution, delivery or performance by any of the Greenbriar Parties of the Transaction Documents.

(e) Stockholder Matters. The Consent Agreement has been signed by those officers, directors and holders of the Company's Capital Stock (including the Intervenors) signatory thereto, and no action has been taken by an such party to amend, modify of rescind the Consent Agreement.

(f) Absence of Certain Changes and Events. Except as contemplated or expressly permitted by this Agreement and except as set forth on
         Schedule 3.1(f) or disclosed in any filing with the Securities Exchange and Commission prior to the date hereof, since March 31, 2001, there has not been (i) any material damage, destruction or loss of any kind with respect to any of the Assigned Assets, nor has there been any event or circumstance which has had or reasonably could be expected to have a material adverse effect on the financial condition or business operations of such Assignor; (ii) any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to any of the Assignors' outstanding capital stock; (iii) any cancellation or compromise of any debt or claim, or waiver or release of any right, except in the ordinary course of business consistent with past practices; (iv) any sale, assignment, lease or disposition of assets of any of the Assignors (or a commitment to do any of the foregoing), except in the case of obsolete equipment or in connection with the acquisition of replacement property that has substantially the same value and utility; (v) any Lien created or assumed upon the Assigned Assets (other than Permitted Liens); (vi) any capital expenditures, or commitments to make such capital expenditures, in excess of $100,000 (in the aggregate); (vii) the execution of any agreement with any director, officer, employee or independent contractor of any of the Assignors providing for his/her employment, or any increase in compensation or severance or termination of benefits payable or to become payable by an Assignor to such director, officer, employee, or independent contractor, or any increase in benefits under any collective bargaining agreement or other Employee Benefit Plan of any of the Assignors, except in the ordinary course of business consistent with past practices; (viii) any distributions to its stockholders in respect of its Capital Stock or loans to any Person; or
         (ix) any transaction with any Affiliate  required to be disclosed under
         Item 404 of Regulation S-K promulgated under the Securities Act of 1933, as amended. Since March 31. 2001 such Assignor has not conducted the Business other than in the ordinary course, consistent with such Assignor's past practice. Since March 31, 2001, there has not been any material adverse change in the Business or the financial condition or results of operations of the Business. Since December 31, 2000, there has not been any change by any of the Company or any of its Subsidiaries in their financial or tax accounting principles or methods, except insofar as required by GAAP, applicable law or circumstances which did not exist as of the date of the December 31, 2000 audited financial statements.

(g) Subsidiaries. The Company has previously provided to Lone Star copies of all Organizational Documents of the Company and each Assignor, and such copies are true and correct in all respects.

(h) Litigation; Decrees. Except as disclosed on Schedule 3.1(h)(1) and the Lawsuit, there are no lawsuits, claims or administrative or other proceedings or investigations pending or, to the knowledge of the Company or any of its Subsidiaries, threatened by, against or affecting
         (i) any of the Company or its Subsidiaries, including without limitation, the Assignors, relating to the Businesses, where the uninsured amount exceeds $200,000, individually or in the aggregate, or
         (ii) this Agreement, the other Transaction Documents or the transactions contemplated hereby or thereby. Except as disclosed on
         Schedule 3.1(h)(1), neither the Company nor any of its Subsidiaries, including the Assignors, is a party to or subject to the provisions of any judgment, order, writ, injunction, decree or award of any court, arbitrator or governmental or regulatory official, body or authority relating to the Businesses, this Agreement, the other Transaction Documents or the transactions contemplated hereby or thereby. Except as disclosed on Schedule 3.1(h)(2), none of the litigation described on
         Schedule 3.1(h)(1), affects or could affect the Assigned Assets or such Assignor's Business.

(i) Deposits. Schedule 3.1(i) sets forth a true and complete list all resident deposits being held by the Company or any of its Subsidiaries and all cash of the Company or any of its Subsidiaries which are related to the Assignors' Businesses.

(j)      Real Property.

(i) Schedule 3.1(j) sets forth a true and complete list of all real property owned by each Assignor (the "Real Property"). Such Assignor has, and Assignee will be transferred, good and indefeasible title to the Real Property, free and clear of any Liens (other than Permitted Liens). Such Assignor does not lease, as lessee, any real property.
         Such Assignor has provided to Assignee correct and complete copies of all title insurance policies issued to such Assignor or in such Assignor's possession relating to the Real Property.

(ii) The Real Property of such Assignor constitutes all real property used in connection with such Assignor's Business. Neither the Company nor such Assignor has knowledge that the Real Property, any improvements thereon, or the use by such Assignor thereof, fails to conform to (i) all applicable Laws, including but not limited to zoning requirements and the Americans With Disabilities Act, and (ii) all restrictive covenants, if any. There are no eminent domain proceedings pending, or to such Assignor's knowledge, threatened against the Real Property. The Real Property has adequate ingress or egress to public streets and highways.

(iii) The Real Property is connected to and is served by water, solid waste and sewage disposal, drainage, telephone, gas, electricity and other utility equipment facilities and services necessary and sufficient for the operation or use of the Real Property. To such Assignor's knowledge, such facilities and services are adequate for the present use and operation of the Real Property on a fully occupied basis, and are installed and connected pursuant to valid permits and are in material compliance with all governmental regulations. To such Assignor's knowledge, no fact or condition exists which would result in the termination or impairment in the furnishing of utility services to the Real Property. With respect to the prior three sentences, such Assignor has not received any written notice to the contrary.

(iv) Other than as set forth on Schedule 3.1(j), the Real Property has not been damaged by fire or other casualty except for such damage which has been fully repaired and restored prior to the date of this Agreement.

(v) Schedule 3.1(j) sets forth a true and complete list of all real property leased by such Assignor, as lessor, and a true and correct copy of the rent roll relating to each of the Assignor's Facilities (the "Facility Leases").

(vi) There has not been (i) any threatened cancellation of any Facility Leases not in the ordinary course of such Assignor's Business, (ii) any outstanding disputes, of a material nature, under any Facility Leases or (iii) to such Assignor's knowledge, any bases for any claim of breach or default thereunder. Such Assignor has no reason to believe that any of the Facility Leases that are renewable will not be renewed by the other party on reasonable terms other than in the ordinary course of such Assignor's Business.

(k) Physical Assets and Properties. Each Assignor owns or leases all physical assets and personal properties necessary in the operation of their respective Businesses. To the extent such Assignor owns such physical assets and personal property, each Assignor has, and Assignee will be transferred and have, good title to all tangible assets and properties, whether personal or mixed, purported to be owned by such Assignor and included in the Assigned Assets (the "Owned Tangible Property"), free and clear of all Liens, other than Permitted Liens.
         Schedule 3.1(m) sets forth a true and complete list of each lease or other agreement under which such Assignor leases, licenses, holds, or operates any item of physical property, other than the Owned Tangible Property, that is included in the Assigned Assets (such leased tangible property being referred to herein as the "Leased Tangible Property"). Such Assignor has valid and enforceable leasehold interests in the Leased Tangible Property, free and clear of all Liens, other than Permitted Liens. All Owned Tangible Property and Leased Tangible Property is located on the Real Property.

(l) Intangible Assets and Properties. Set forth on Schedule 3.1(l) is a true and complete listing of all intangible assets and properties, including, without limitation, all patents, copyrights, trademarks and service marks, owned by such Assignor as of the date hereof (the "Owned Intangible Properties"). Set forth on Schedule 3.1(l) is a true and complete listing of all intangible assets and properties, including, without limitation, all patents, copyrights, trademarks and service marks, which such Assignor licenses from third parties (the "Licensed Intangible Properties"). The Owned Intangible Properties and the Licensed Intangible Properties constitute all intangible assets and properties used in connection with the operation of such Assignor's Business. Such Assignor has, and Assignee will be transferred and will have, good and marketable title to the Owned Intangible Properties, free and clear of all Liens. Such Assignor has, and except as set forth on Schedule 3.1(i) and as provided in Section 8.1, Assignee will be transferred and will have, the valid and enforceable right to use the Licensed Intangible Properties in the manner the Licensed Intangible Properties are used in connection with such Assignor's Business as currently conducted, without the requirement for any payment therefor and free and clear of all Liens. The operations of such Assignor's Business do not, in any material respect, infringe on the intellectual property rights of any other person or entity other than the litigation with respect to the name "Greenbriar" disclosed on Page D-7 of Schedule 3.1(h).

(m) Contracts. Each Assignor has provided to Lone Star or has given Lone Star access to accurate and complete copies of all of the following agreements or documents to which such Assignor is subject and each of which is listed on Schedule 3.1(m): (i) any lease (whether of real or personal property); (ii) any agreement for the purchase of materials, supplies, goods, services, equipment, or other assets (A) providing for annual payments by such Assignor of $10,000 or more, (B) providing for aggregate payments by such Assignor of $25,000 or more, or (C) not terminable on thirty (30) days or less notice without penalty; (iii) any partnership, joint venture, or other similar agreement or arrangement; (iv) any instruments or documents evidencing the issuance of any equity securities, warrants, rights or options to purchase equity securities of such Assignor; (v) any management agreements; (vi) any instruments or documents evidencing or relating to Indebtedness, or guarantees of Indebtedness by such Assignor, and any security interest granted by such Assignor with respect thereto; (vii) any option, license, franchise, or similar agreement; (viii) any agency, dealer, sales representative, marketing, or other similar agreement; (ix) any agreement that limits the freedom of any Assignor to compete in any line of business or with any Person or in any area that would limit the freedom of Assignee or any Affiliate of Assignee after the Closing Date; (x) any agreement with a holder of any Assignor's capital stock;
         (xi) any agreement with any director or officer of any Greenbriar Party; or (xii) any other agreement, commitment, arrangement, or plan not made in the ordinary course of business. All such agreements, arrangements, commitments, guarantees and other instruments are legal, valid and binding obligations of such Assignor, and to such Assignor's knowledge, of the other parties thereto, enforceable in accordance with their terms; all payments required to be made thereunder have been made by the parties required to do so, except to the extent that any payments are being contested in good faith and are listed as such on
         Schedule 3.1(m); and no defenses, offsets or counterclaims thereto have been asserted in writing, or, to such Assignor's knowledge, may be made by any party thereto other than such Assignor, nor has such Assignor waived any substantial rights thereunder.

(n)      Contract  Defaults.  Except  as  disclosed  on  Schedule  3.1(n),  such
         Assignor has not received written notice of any default, and such Assignor is not in default, under any material agreement, arrangement, commitment, guarantee or other instrument relating to, binding, or affecting such Assignor, such Assignor's Business or any of the Assigned Assets, and there has not occurred any event which, with the lapse of time or giving of notice, or both, would constitute a default under any such material agreement. Except as set forth on Schedule 3.1(n), there has not been (i) any threatened cancellation of any contract set forth on Schedule 3.1(m), (ii) any outstanding dispute under such contracts listed on Schedule 3.1(m) or (iii) to the knowledge of such Assignor, any bases for any claim of breach or default thereunder. The execution, delivery and performance of this Agreement will not entitle any other party to a contract specified on
         Schedule 3.1(m) to cancel, suspend or terminate such contract or cause a diminution of such Assignor's rights thereunder. Except as set forth on Schedule 3.1(m), in the case of any such contracts (specified on Schedule 3.1(m)) which such Assignor was not an original party, such entities rights thereunder have been duly assigned to such Assignor by written instrument, and where required, such assignment has been consented to in writing by the other party or parties thereto, and such Assignor has furnished Assignee with true and complete copies of all such assignments and consents. Such Assignor has no reason to believe that any of the contracts specified on Schedule 3.1(m) that are renewable will not be renewed by the other party on reasonable terms.

(o) Compliance With Laws. Such Assignor is not in material violation of, nor has such Assignor (or any predecessor of such Assignor), received any written notice of any alleged material violation of, any Law in (i) the conduct of its Business, or (ii) its execution, delivery or performance of the Transaction Documents. Such Assignor is not in default of or in violation in any material respect of any judgment, order, injunction or decree of any court, administrative agency or other governmental authority.

(p) Environmental Matters. Except as set forth in Schedule 3.1(p), (i) to the knowledge of such Assignor, the Real Property is and has been in compliance in all material respects with all applicable federal, state, or local statutes, codes, rules, regulations, licenses or permits relating to the environment, natural resources or public or employee health or safety ("Environmental Laws") and Assignor is not aware of any facts, circumstances or conditions relating to the Real Property or the facilities or operations thereon that could reasonably be expected to result in the owner or operator of the Real Property incurring any material liability or loss under any Environmental Law; and (ii) Assignor has provided Assignee with copies of all environmental health and safety reports relating to the Real Property that are in Assignor's possession, custody or control. There are no, and to the knowledge of the Assignor, there never have been any underground storage tanks on the Real Property.

(q) Insurance. The assets, properties and operations of such Assignor are insured under various policies of general liability and other forms of insurance listed on Schedule 3.1(q), which policies are, in full force and effect on the date hereof, valid and enforceable in accordance with their terms.

(r)      Employee Matters.

(i)      Schedule 3.1(r) sets forth each "employee  benefit plan," as defined in
         Section 3(3) of the ERISA, and all other employee compensation and benefit arrangements or payroll practices, including, without limitation, all severance pay, sick leave, vacation pay, salary continuation for disability, consulting or other compensation agreements, retirement, deferred compensation, bonus, long-term incentive, stock option, stock purchase, hospitalization, medical insurance, life insurance, and scholarship plans or programs maintained by such Assignor or any trade or business (whether or not incorporated) which is under common control, or which is treated as a single employer, with such Assignor under Section 414(b), (c), (m) or (o) of the Code ("ERISA Affiliate") or to which such Assignor, any of its Subsidiaries, or an ERISA Affiliate has contributed or is obligated to contribute (all such plans or arrangements being hereinafter referred to as the "Employee Benefit Plans") on account of any person presently employed by such Assignor (an "Employee") or formerly so employed by such Assignor (a "Former Employee"), or under which any Employee or Former Employee participates or has accrued any rights. The terms
         Employee and Former Employee will include, where applicable, the beneficiaries and dependents of an Employee or Former Employee. Except as disclosed on Schedule 3.1(r), no such Assignor or any ERISA Affiliate has ever contributed to any plan subject to Section 413 of the Code or to any multiple employer welfare arrangement, as defined in
         Section 3(40) of ERISA. Such Assignor has no commitment or obligation to establish or adopt any new or additional Employee Benefit Plans or to materially increase the benefits under any existing Employee Benefit Plan.

(ii) No Employee or Former Employee of such Assignor will be entitled to any additional benefit or any acceleration of the time of payment or vesting of any benefit under any of the Employee Benefit Plans set forth on Schedule 3.1(r) as a result of the transactions contemplated by this Agreement or the other Transaction Documents.

(s)      Labor  Matters.  Except as listed and  described  on  Schedule  3.1(h),
         Schedule 3.1(r) and Schedule 3.1(s), with respect to Employees and Former Employees, (i) such Assignor has no written personnel policy applicable to such Employees, (ii) such Assignor is and has been in compliance in all material respects with all applicable Laws regarding employment and employment practices, terms and conditions of employment, wages and hours, occupational safety and health and workers' compensation and is not engaged in any unfair labor practices,
         (iii) such Assignor has no material grievances pending or, to the knowledge of such Assignor, threatened against it and (iv) such Assignor has no material charges or complaints pending or, to such entity's knowledge, threatened against it before the National Labor Relations Board, the Equal Employment Opportunity Commission or any other federal, state or local agency responsible for the prevention of unlawful employment practices. There is no labor strike, slowdown, work stoppage or lockout actually pending or, to the knowledge of such Assignor, threatened against or affecting such Assignor's Business. Such Assignor is not a party to any collective bargaining agreement, no such agreement determines the terms and conditions of any Employee or Former Employee, and no collective bargaining agent has been certified as a representative of any of the Employees or Former Employees. To
         such Assignor's knowledge, no union organizational campaign is currently pending with respect to any of the Employees or Former Employees.

(t) Solvency. After giving effect to the transactions contemplated by the Transaction Documents and the payment and accrual of all transaction costs in connection with the foregoing, the Company and its Subsidiaries, taken as a whole, are Solvent.

(u) Warranty and Product Liability Claims. Except as set forth on Schedule 3.1(u), such Assignor has not made any express warranties or guarantees with respect to any services rendered in the operation of such Assignor's Business.

(v) Licenses, Permits, Etc. Schedule 3.1(v) sets forth all governmental licenses, franchises, permits and other authorizations held by such Assignor. Such government licenses, franchises, permits and other authorizations transferred to Assignee by such Assignor constitute all government licenses, franchises, permits and other authorizations necessary in the conduct of such Assignor's Business.

(w) Employees and Consultants. Schedule 3.1(w) hereto contains a complete list of the employees of each Assignor (the "Subject Employees"), and the total current compensation and benefits of each such employee. Such Assignor has furnished the Assignee with true and complete copies of any contracts with such Subject Employees, provided, however, Assignee shall have no obligation to assume any such contract. Schedule 3.1(w) also sets forth a true and complete list of all consulting, service or commission agreements to which such Assignor (or the Company (or any of its Subsidiaries) on behalf of such Assignor) is a party or otherwise relating to such Assignor's Business.

(x) Disclosure. No representation or warranty by the Greenbriar Parties contained in this Agreement or in any Transaction Document and no statement contained in any document furnished or to be furnished by or on behalf of any Greenbriar Party, or any Affiliate thereof to any Lone Star Party or any of Lone Star Party's representatives in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading.

(y) Taxes and Fees. Other than those Taxes that will be prorated on the Closing Date as set forth in Section 2.5, each Assignor has paid and discharged, or has caused to be paid and discharged, all Taxes for which it is obligated and will pay and discharge all such Taxes which will have become due and payable prior to or as of the Closing Date. Each Assignor has duly filed or will file, or has caused or will cause to be duly filed, with the appropriate federal, state and local governmental agencies all returns and reports required to be filed by such Assignor as of the Closing Date and with respect to any taxable period prior to or which includes the Closing Date (each of which fairly present or will present the information purported to be shown and reflect or will reflect, all Tax liability of such entity for the periods in question) and such Assignor has paid or will pay in full all Taxes in respect of the periods for which such returns and reports were filed. All necessary payments required to be withheld for the employees (including, without limitation, for unemployment insurance) have been properly withheld and paid.

(z) Finders. None of the Company, any of the Assignors, or any Affiliate of such entity has made any agreement with any Person or taken any action which would cause any Person to become entitled to an agent's, broker's, or finder's fee or commission in connection with the transactions contemplated hereby.

(aa) Books of Account. None of the Assignors have engaged in any transaction, maintained any bank account or used any of the funds of such Assignor except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Business.

(bb) Sufficiency of Assets. The Assigned Assets constitute all properties and assets used by such Assignor in the conduct of such Assignor's Business as currently conducted.

(cc) Cash Position. The cash balances shown on the Corporate Cash Report dated as of July 26, 2001 certified by James Gilley and Gene Bertcher represents the approximate total cash and cash equivalents for the Company and its Subsidiaries. The uses of cash shown on the Corporate Cash Requirements Report dated as of July 26, 2001 certified by James Gilley and Gene Bertcher represents the approximate cash uses for the Company and its Subsidiaries.

(dd) Bankruptcy. Neither the Company nor any of the Assignors has (i) filed a petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal, state or foreign bankruptcy, debtor relief or other similar law, (ii) consented to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of such Greenbriar Party or of any substantial part of any such Person's assets, (iii) made a general assignment for the benefit of creditors, (iv) taken any corporate action to authorize any of the foregoing or (v) admitted in writing its inability to, or shall be generally unable to, pay its debts as such debts become due.

3.2 Representations and Warranties of Assignee. Lone Star represents and warrants to the Greenbriar Parties as follows:

(a) Corporate Organization. Lone Star is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware.

(b) Authorization and Effect of Agreement. Lone Star has the requisite limited partnership power and authority to execute, deliver and perform its obligations under each of the Transaction Documents executed or to be executed by Lone Star. The execution, delivery and performance by Lone Star of each of the Transaction Documents executed or to be executed by Lone Star has been duly authorized by all requisite limited partnership action. This Agreement has been duly executed and delivered by Lone Star. This Agreement constitutes, and each of the other Transaction Documents to be executed by Lone Star will constitute, the valid and binding obligation of Lone Star, enforceable against Lone Star in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

(c) Conflicts. Neither the execution, delivery, nor performance of any Transaction Document executed or to be executed by Lone Star will (i) violate any material Law applicable to Lone Star, (ii) violate, conflict with, permit the cancellation or acceleration of, or give rise to a loss of any benefit under, any material agreement or commitment to which Lone Star is a party or by which any of its properties are bound, or (iii) violate or conflict with any provision of Lone Star's Organizational Documents.

(d) Consents. No actions, consents, or approvals of, or filings with, any governmental authorities or any third parties are required in connection with the execution, delivery or performance by Lone Star of the Transaction Documents executed or to be executed by Lone Star.

(e) Finders. Neither Lone Star nor an Affiliate of Lone Star has made any agreement with any person or taken any action which would cause any person to become entitled to an agent's, broker's or finder's fee or commission in connection with the transactions contemplated hereby.

                                   ARTICLE IV

                                   AGREEMENTS
                                   ----------

4.1 Conduct of Business. From the date hereof through the Closing, the Company and each of the Assignors will not to take any action inconsistent with this Agreement. Without limiting the generality of the foregoing, unless consented to by Assignee in writing, the Company and each of the Assignors, will not, except as contemplated by this
         Agreement:

(a) with respect to the Company, change or amend its Organizational Documents, except as otherwise required by law in a manner that would adversely affect its ability to consummate the transaction contemplated hereby, and with respect to any Assignor, change or amend its Organizational Documents, except as otherwise required by law;

(b) enter into, extend, materially modify, terminate or renew any contract of a type required to be listed on Schedule 3.1(m), except in the ordinary course of business;

(c) sell, assign, transfer, convey, lease or otherwise dispose of any material assets or properties used or useful in any of the Businesses;

(d) except as otherwise required by law or consistent with past practices, no Assignor shall take any action with respect to the grant of any severance or termination pay which will become due and payable from such Assignor on or after the Closing Date; make any change in the management structure of such Assignor, including, without limitation, the hiring of additional officers or the terminations of existing officers, other than in the ordinary course of business;

(e) with respect to any Assignor, acquire by merger or consolidation with, or merge or consolidate with, or purchase substantially all of the assets of, or otherwise acquire any material assets or business of any corporation, partnership, association or other business organization or division thereof, except as contemplated by Section 9.11; and

(f)      with respect to any Assignor, incur any Indebtedness.

4.2 Inspection. From time to time prior to Closing, the Company and the Assignors shall afford to Assignee and its accountants, counsel and other representatives reasonable access, during normal business hours, to the properties, books, contracts, commitments, tax returns, records and appropriate officers and employees of the Company and its Subsidiaries, including the Assignors, and shall furnish such representatives with all financial and operating data and other information concerning the affairs of the Company and its Subsidiaries as they may reasonably request.

4.3 Litigation Standstill. The parties hereto agree not to seek a hearing date, or, if applicable, agree to postpone any hearing date, on any motions or pleadings in connection with the Lawsuit, including, without limitation, Lone Star's Motion for Summary Judgment, until the earlier to occur of the termination of this Agreement pursuant to Article 9 or September 15, 2001. Lone Star's obligations under this Section 4.3 are subject to no further motions or pleadings being made in connection with the Lawsuit by the parties hereto or the subject matter of the Lawsuit by any parties hereto attempting to intervene in the Lawsuit.

4.4      Employees.

(a) Assignor Obligations. Each Assignor acknowledges that notwithstanding any benefits which Assignee may offer or provide to any Employee to whom Assignee has extended an offer of employment, such Assignor has certain obligations with respect to such Assignor's Employees under
         Section 4980B of the Code and Section 601 et seq. of the Employment Retirement Income Security Act of 1974, as amended ("ERISA") and agree to comply with those obligations. Each Assignor shall be responsible for and shall cause to be discharged and satisfied in full all amounts owed to any Employee or Former Employee, including wages, salaries, accrued vacation, any employment, incentive, compensation or bonus agreements or other benefits or payments on account of termination of employment by such Assignor, and shall indemnify the Lone Star Parties and hold the Lone Star Parties harmless from any losses thereunder. Each Assignor shall be responsible for compliance with the COBRA notice and continuation coverage requirements under Part 6 of Title I of the ERISA, with respect to all employees (and their beneficiaries) experiencing a qualifying event (as defined in Section 603 of ERISA) on account of the transactions contemplated by this Agreement or occurring prior to the Closing.

(b) Employment by Assignor. Assignee may, but is not obligated to, extend offers of employment effective as of the Closing Date to any or none of the Subject Employees on terms and conditions to be determined by Assignee in its sole discretion. Assignee will notify the appropriate Assignor within ten (10) days prior to the anticipated Closing Date of which Subject Employees, if any, the Assignee intends to make offers of employment. Assignor will have no liability for any claims made by any Subject Employee subsequently employed or continued in employment by Assignee and for which the initial event giving rise to such claim occurred after the Closing Date and not as a result of the transactions contemplated hereby. To the extent that Assignee does extend offers of employment to any of the Subject Employees, each Assignor agrees to terminate or release any such Subject Employee from such Subject Employee's employment with Assignor.

4.5 Agreement to Forward Orders, Inquiries and Leads. The Company and each Assignor hereby agrees that for a period of three (3) months they will forward promptly to the Assignee any and all inquiries and sales leads relating to the Businesses and the Facilities transferred in connection therewith.

4.6 Third Party Solicitations. From the date hereof until Closing, the Company, its Affiliates, officers, directors, employees or representatives will not initiate any transaction which could adversely affect their obligations under this Agreement, and the Company shall give Lone Star prompt written notice if the Company or any of its Affiliates is approached by any Person or group of Persons about any such transaction and a reasonable opportunity to participate in discussions regarding the same; provided, however, nothing contained herein shall prohibit the Company from entering into discussions or negotiations with any Person or group of Persons concerning any merger, sale of assets, sale of shares of Capital Stock or similar transaction if such transaction could not adversely affect the Greenbriar Parties' obligations under this Agreement.

4.7      Employee Solicitation.

(a) From the date hereof and for a period of one (1) year from the Closing Date, without the prior written consent of Lone Star, neither the Company nor any of its Subsidiaries shall, or shall knowingly permit its Affiliates, officers, directors, representatives and agents to, (i) prior to Closing, directly or indirectly offer, participate or initiate negotiations with any Person employed at the Facilities with respect to a transfer of such Person's employment to another facility owned or operated by the Company, its Subsidiaries, or their respective Affiliates, or (ii) directly or indirectly, hire, offer, participate in, or initiate negotiations concerning, employment, with any officer or employee of the Assignee or any Person that was employed at any Facility within the year prior to Closing and was subsequently employed by Assignee after Closing.

(b) From the date hereof and for a period of one (1) year from the Closing Date, without the prior written consent of the Company, Lone Star shall not, and shall not knowingly permit its Affiliates, officers, directors, representatives and agents to, directly or indirectly, hire, offer, participate in, or initiate negotiations concerning employment with any officer or employee of the Company or any Assignor (or their Affiliates) other than the Subject Employees or as otherwise contemplated herein.

(c) Notwithstanding the foregoing, this Agreement shall not prohibit any advertisement or general solicitation (or hiring as a result thereof) that is not specifically targeted at such persons.

4.8 Non-Competition. For a period beginning on the Closing Date and ending one (1) year after the date of Closing, neither the Company nor any of its Subsidiaries or their respective Affiliates shall, without the prior written consent of Lone Star, directly or indirectly, engage, participate, make any financial investment in, manage or render advisory other services to or for any Person engaged in the business of owning, operating or managing assisted living facilities or communities located within a twenty-mile radius of any of the Businesses, other than the assisted living facilities and communities known as The Greenbriar at Sherman located in Sherman, Texas, Villa de Rey located in Roswell, New Mexico and Camelot Retirement located in Harlingen, Texas. The Company and each of the Assignors acknowledges, in its own behalf and on behalf of their respective Subsidiaries, that the scope of prohibited activities, the geographic boundaries and the duration of the obligations set forth herein are (i) reasonable and no broader than necessary to protect the legitimate business interest of the Lone Star Parties and (ii) do not and will not impose an unreasonable burden upon such parties.

4.9 Confidentiality. Except for any governmental filings required in order to complete the transactions contemplated herein and as the Company and the Lone Star Parities may otherwise agree or consent in writing, all information received by the Lone Star Parties and the Greenbriar Parties and their respective representatives in contemplation, or pursuant to the terms, of this Agreement shall be kept in confidence by the receiving party and its representatives; provided, however, that any party hereto may disclose such information to its legal and financial advisors, lenders, financing sources and their respective legal advisors and representatives so long as such Persons agree to maintain the confidentiality of such information in accordance with this Section 4.9. If the transactions contemplated hereby shall fail to be consummated, all copies of documents or extracts thereof containing information and data as to one of the other parties, including all information prepared by the receiving party's representatives may be destroyed at the option of the receiving party, with notice of such destruction (or return) to be confirmed in writing to the disclosing party. Any information not so destroyed (or returned) will remain subject to these confidentiality provisions (notwithstanding any termination of this Agreement) until the second (2nd) anniversary of the date of this Agreement. The foregoing confidentiality provisions shall not apply to such portions of the information received which (i) are or become generally available to the public through no action by the receiving party or by such party's representatives, (ii) are or become available to the receiving party on a non-confidential basis from a source, other than the disclosing party or its representatives, not known by the receiving party to be prohibited from disclosing such portions to it by a contractual legal or fiduciary obligation, or (iii) are required by law to be disclosed. In addition, the foregoing confidentiality provisions shall not apply to any disclosure by the Lone Star Parties after the Closing of any information disclosed to them by the Greenbriar Parties.

         Cooperation. The Company and each of the Assignors agrees to use its reasonable best efforts to cooperate with the Lone Star Parties in obtaining any third-party consents necessary to effectuate the transactions contemplated hereby.

                                   ARTICLE V

                              CONDITIONS TO CLOSING
                              ---------------------

5.1 Conditions to Obligations of Assignee and Assignor. The obligations of the Lone Star Parties and the Greenbriar Parties to consummate, or cause to be consummated, the transactions contemplated hereby are subject to the condition that there not be in force any order or decree, statute, rule or regulation nor shall there be on file any complaint by a governmental agency seeking an order or decree, restraining, enjoining or prohibiting the consummation of the transactions contemplated hereby, and neither the Lone Star Parties nor the Greenbriar Parties shall have received notice from any governmental authority that it has determined to institute any suit or proceeding to restrain or enjoin the consummation of the transactions contemplated hereby or to nullify or render ineffective this Agreement if consummated, or to take any other action which would result in the prohibition or a material change in the terms of the transactions contemplated hereby.

5.2 Conditions to Obligations of Assignee. The obligations of the Lone Star Parties to consummate, or cause to be consummated, the transactions contemplated by this Agreement are subject to the satisfaction of the following additional conditions, any one or more of which may be waived in writing by the Lone Star Parties:

(a) Each of the representations and warranties of the Greenbriar Parties contained in this Agreement all of the other Transaction Documents shall be true and correct in all material respects (other than the representation set forth in Section 3.1(cc), which shall be true and correct in all respects), both on the date hereof and as of the Closing, as if made anew at and as of that time, and each of the covenants and agreements of the Greenbriar Parties to be performed as of or prior to the Closing shall have been duly performed and complied with in all material respects, except in each case for changes after the date hereof which are contemplated or expressly permitted by this Agreement.

(b) Each Greenbriar Party shall have delivered to the Lone Star Parties a certificate signed by an officer of such Greenbriar Party, dated as of the date of Closing, certifying that, to the best of the knowledge and belief of such officer, the conditions specified in Section 5.1, as they relate to such Greenbriar Party, and Section 5.2(a) have been fulfilled.

(c)      Any  consent   required  for  the   consummation  of  the  transactions
         contemplated shall have been obtained.

(d) The Lone Star Parties shall have received the following, and in form and substance satisfactory to Lone Star Parties:

(i) a Warranty Deed executed by each of the Assignors conveying all of the Real Property;

(ii)     Title Insurance Policies covering all of the Real Property;

(iii) Surveys, certified to Assignee and the applicable title company, of the Real Property reasonably acceptable to Lone Star and otherwise satisfactory for the applicable title company to delete the survey exception from the title insurance policy to be issued by such title company, provided, Lone Star shall pay any costs charged by the title company solely related to the deletion of the survey exception from the title policy;

(iv)     a Bill of Sale duly executed by each of the Assignors; and

(v)      the Assumption Agreement duly executed by each of the Assignors.

(e) Lone Star Parties shall have received the following opinions, all dated the Closing Date and all in form and substance satisfactory to the Lone Star Parties:

(i) a written opinion of (A) Glast, Phillips & Murray, in form and substance satisfactory to Lone Star, and (B) with respect to matters of local law, local counsel to the Company and its Subsidiaries (such counsel to be reasonably satisfactory to Lone Star), each such opinion as to such matters as shall be required by Lone Star or its counsel, including the corporate good standing of the Greenbriar Parties, the proper adoption of any corporate resolution required hereby, the authority of the Person signing for the Greenbriar Parties, the validity, binding nature and enforceability of this Agreement and the other Transaction Documents;

(ii) a written opinion of Nevada counsel to the Company and its Subsidiaries (such counsel to be reasonably satisfactory to Lone Star) (i) stating that this Agreement, the other Transaction Documents, and the consummation of the transactions contemplated hereby and thereby do not require the approval of the holders of the Company's Capital Stock under Nevada law or the Company's Organizational Documents, and (ii) as to such other matters as shall be required by Lone Star or its counsel; and

(iii) unless waived by Lone Star, the Company having obtained a solvency opinion from Business Valuation Services, Inc. or another valuation firm reasonably acceptable to Lone Star, on which the Lone Star Parties may rely and which is reasonably satisfactory to Lone Star, to the effect that after giving effect to the transactions contemplated by the Transaction Documents and the payment and accrual of all transaction costs in connection with the foregoing, the Company and its Subsidiaries, taken as a whole, are Solvent.

(f) The Lone Star Parties shall have received lien searches from all jurisdictions reasonably determined by the Lone Star Parties to be appropriate, as of one (1) day prior to the Closing Date, with respect to the Company and each of its Assignors reflecting no Liens (other than Permitted Liens) or evidence satisfactory to Assignee of the payment or release of any and all Lien.

(g) Each Greenbriar Party shall have (A) delivered to Assignee (x) copies certified by the appropriate governmental official of the jurisdiction of its incorporation as of a date not more than five (5) days prior to the Closing Date, of each Greenbriar Party's certificate of incorporation and all amendments thereto and (y) copies, certified by the Secretary or an Assistant Secretary of each Greenbriar Party, of each Greenbriar Party's Bylaws; (B) deliver to Assignee a certificate of good standing issued with respect to each Greenbriar Party by the appropriate governmental official of the jurisdiction of its incorporation as of a date not more than one (1) day prior to the Closing Date; and (C) executed and delivered a secretary's certificate relating to incumbency, corporate proceedings and the certificate of incorporation and bylaws.

(h) As of the Closing Date and prior to giving effect to the transactions contemplated by the Transaction Documents, there shall not have occurred any material adverse change in the business, results of operations, financial condition of the Company or the Assignors between the date hereof and the Closing Date.

(i) The Consent Agreement is in full force and effect and no action has been taken to amend, modify or rescind such Agreement without the consent of Lone Star.

(j) The Lone Star Parties shall have entered into employment contracts with the executive director of each Facility on terms no less favorable than such Persons' existing employment contracts.

(k) No Assignor shall have any Indebtedness outstanding (including, without limitation, any trade payables for which such Assignor has received an invoice prior to Closing, provided after Closing such Assignor shall promptly pay any trade payables upon receipt of the invoice thereof), other than the Assumed Liabilities, and no Assignor shall have any creditors, other than those creditors whose claims arise directly from the Assumed Liabilities, other than creditors whose claims are the subject of a bona fide dispute.

(l) The bankruptcy case commenced by American Care Communities, Inc. shall have been dismissed, or the Bankruptcy Court with jurisdiction over such proceedings shall have issued an order permitting the transfer of the assisted living facilities and communities known as Berne Village and Rose Tara Plantation.

(m) All repairs necessitated by the existing damage to the assisted living facility and community known as the Greenbriar at Dennison (including roof and siding repairs) shall have been completed to the reasonable satisfaction of Lone Star; provided, however, if such repairs have not been completed prior to the Closing, the repairs will be completed by the Company and/or its contractors at the Company's sole cost and expense within thirty (30) days of the Closing Date.

5.3 Conditions to the Obligations of Assignor. The obligation of the Greenbriar Parties to consummate the transactions contemplated by this Agreement is subject to the satisfaction of the following additional conditions, any one or more of which may be waived in writing by the Greenbriar Parties:

(a) Each of the representations and warranties of Lone Star contained in this Agreement shall be true and correct in all material respects both on the date hereof and as of the Closing, as if made anew at and as of that time, and each of the covenants and agreements of Lone Star to be performed as of or prior to the Closing shall have been duly performed in all material respects, except in each case for changes after the date hereof which are contemplated or expressly permitted by this Agreement.

(b) Lone Star shall have delivered to the Assignors a certificate signed by an officer of Lone Star, dated the Closing, certifying that, to the best of the knowledge and belief of such officer, the conditions specified in Section 5.1, as they relate to Lone Star, and Section 5.3(a) have been fulfilled.

(c)      Lone  Star  shall  have  delivered  the  Mutual  Release  and any Stock
         Certificates.

(d)      The Lone Star Parties shall have delivered the Assumption Agreement.

                                   ARTICLE VI

                                   TERMINATION
                                   -----------

6.1 Termination. This Agreement may be terminated and the transactions contemplated hereby abandoned:

(a) By mutual written consent of the parties at any time prior to the Closing.

(b) After August 15, 2001 and prior to the Closing, by written notice to the Company from Assignee, if (i) there is any material breach of any representation, warranty, covenant or agreement on the part of any Greenbriar Party set forth in this Agreement, or (ii) if a representation or warranty of the Greenbriar Parties shall be untrue in any material respect, in either case, such that the condition specified in Section 5.2(a) hereof would not be satisfied at the Closing (a "Terminating Assignor's Breach") and, in each such case, such breach has not been cured within seven (7) days after notice thereof by the Assignee to the Company.

(c) After August 15, 2001 and prior to the Closing, by written notice to Lone Star from the Company, if (i) there is any material breach of any representation, warranty, covenant or agreement on the part of Lone Star set forth in this Agreement, (ii) or if a representation or warranty of Lone Star shall be untrue in any material respect, in either case, such that the condition specified in Section 5.3 hereof would not be satisfied at the Closing (a "Terminating Assignee's Breach") and, in each such case, such breach has not been cured within seven (7) days after notice thereof by the Company to Lone Star.

(d) By either the Company or Lone Star, after September 15, 2001, if the Closing has not occurred prior to such date, provided that such terminating party is not in breach of any of its representations, warranties, covenants or agreements hereunder, and all of such terminating party's conditions to Closing have been satisfied prior to such date.

(e) By either the Company or Lone Star on or before August 8, 2001, if the sale of the assisted living facility and community known as Crowne Point has not been consummated.

(f) By either the Company or Lone Star on or before August 14, 2001, because Heller Financial has not consented to the transfer of the assisted living facilities and communities known as Berne Village and Rose Tara Plantation on terms satisfactory to each of the Company and Lone Star.

(g) By Lone Star, after August 14, 2001, because any of the first mortgage holders have not consented to the transfer of the assisted living facilities and communities known as Greenbriar at Denison, Rose Garden Estates, Windsor House West, The Terrace, Villa del Sol, La Villa, Summer Hill, Meadowbrook or Camelot Assisted Living.

(h) By Lone Star, if the Company shall fail to put or at any time maintain $2,000,000 from the Crowne Point closing, i.e. the Crowne Point Proceeds, in the Crowne Point Escrow Account in accordance with Section 2.10(b).

(i) By Lone Star, if a case or proceeding commences against any Greenbriar Party (i) seeking a decree or order in respect of any Greenbriar Party under Title 11 of the United States Code, as now constituted or hereafter amended or any other applicable federal, state or foreign bankruptcy, debtor relief or other similar law, (ii) seeking the appointment of a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for any Greenbriar Party or of any substantial part of any such Person's assets or (iii) seeking the winding-up or liquidation of the affairs of any Greenbriar Party.

(j) By Lone Star, if any Greenbriar Party, subsequent hereto (i) files a petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal, state or foreign bankruptcy, debtor relief or other similar law, (ii) consents to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of any Greenbriar Party or of any substantial part of any such Person's assets, (iii) makes a general assignment for the benefit of creditors, (iv) takes any corporate action to authorize any of the foregoing or (v) admits in writing its inability to, or shall be generally unable to, pay its debts as such debts become due.

6.2 Post-Termination Activity. In the event of the termination of the Agreement pursuant to Section 6.1(and including any notice of termination or acts in furtherance of a declared purpose to terminate regardless of whether such termination is effective) or for any other reason, either party agrees that it shall not, directly or indirectly:

(a) contact the escrow agent or any other person to stop, inderdict or delay the immediate release and return of the Escrow Amounts to the appropriate party;

(b) file or sponsor any garnishment, attachment or other legal effort to obtain control over all or any portion of the escrowed fund if it is not the party entitled to such Escrow Amounts for a period which shall end seven (7) days after all of the Escrowed Amounts shall have been returned to the appropriate party free and clear of any claims by, through, or under the other party for the possession or use of such funds.

6.3 Effect of Termination. In the event of termination of this Agreement pursuant to Section 6.1, this Agreement shall forthwith become void and have no effect, without any liability on the part of any party hereto or their respective Affiliates, officers, directors or stockholders, other than liability of the Greenbriar Parties or Lone Star as the case may be, for breaches of this Agreement occurring prior to such termination. The provisions of Sections 4.9, 9.7 and 9.8 hereof shall survive any termination of this Agreement.

                                  ARTICLE VII

                          SURVIVAL AND INDEMNIFICATION
                          ----------------------------

7.1 Survival of Representations, Warranties and Covenants. The representations, warranties, agreement and covenants contained in this Agreement shall survive the execution of this Agreement and remain for two (2) years following the Closing Date; provided, however, the representations and warranties set forth in each of (i) Sections 3.1(b), 3.1(e), 3.1(j)(i), 3.1(k), 3.1(l) shall survive indefinitely and (ii) Sections 3.1(p), 3.1(r) and 3.1(y) shall survive until the applicable statute of limitations has expired.

7.2 Indemnification by Assignor. The Company and each of the Assignors shall, jointly and severally, indemnify and hold harmless each Assignee Party (hereinafter defined) in respect of any and all Indemnifiable Losses resulting from or relating to:

(a) any and all liabilities and obligations of the Greenbriar Parties of any nature whatsoever, except for the Assumed Liabilities;

(b) any and all actions, suits, claims, or legal, administrative, arbitration, governmental or other proceedings or investigations against any Assignee Party that relate to the Greenbriar Parties, the Businesses, the Assigned Assets or any affiliate of the Greenbriar Parties in which the initial event giving rise thereto occurred prior to the Closing or which results from or arise out of any action or inaction prior to the Closing of the Greenbriar Parties, or any director, officer, employee, agent, representative or subcontractor of any Greenbriar Party, including without limitation, the litigation described on Schedule 3.1(h)(2);

(c) nonperformance or breach of any representation or warranty on the part of any Greenbriar Party under this Agreement or any other Transaction Document, or any misrepresentation in or omission from any certificate furnished to the Lone Star Parties pursuant hereto;

(d)      nonfulfillment  of  any  covenant  or  agreement  on  the  part  of any
         Greenbriar  Party  under  this  Agreement  or  any  other   Transaction
         Document;

(e) any failure of the Company, any Assignor or Assignee to comply with any bulk sales or transfer law (including the bulk sales provisions of the Uniform Commercial Code in any jurisdiction) of any jurisdiction applicable to the sale and transfer of the Assigned Assets contemplated hereby;

(f) all sales or transfer taxes in respect of real or personal property which may be due as a result of the sale taking place pursuant to this Agreement;

(g) all actions, suits, proceedings, demands, assessments, judgments, reasonable attorney's fees, court costs and expenses incident to any of the foregoing; or

(h) any and all actions, suits, claims, or legal, administrative, arbitration, governmental or other proceedings or investigations against any Assignee Party that relate to this Agreement or any of the other Transaction Documents or the transactions contemplated hereby and thereby.

         "Assignee Party" shall mean the Lone Star Parties, any Affiliate of the Lone Star Parties, including, without limitation, the owners of Assignee or Lone Star, and any officer, director, or employee of Assignee or the Lone Star Parties or of any Affiliate thereof, including, without limitation, the owners of the Lone Star Parties.

         Indemnification by Lone Star Parties. The Lone Star Parties shall indemnify and hold harmless each Assignor Party (hereinafter defined) in respect of any and all Indemnifiable Losses resulting from or relating to:

(i)      any and all Assumed Liabilities;

(j) nonperformance or breach of any representation or warranty on the part of Lone Star under this Agreement or any other Transaction Document, or any misrepresentation in or omission from any certificate furnished to Assignor pursuant hereto;

(k) nonfulfillment of any covenant or agreement on the part of Lone Star under this Agreement or any other Transaction Document;

(l) any and all actions, suits, claims, or legal, administrative, arbitration, governmental or other proceedings or investigations against any Assignor Party that relate to the Lone Star Parties, the Business, the Assigned Assets or any Affiliate of the Lone Star Parties in which the initial event giving use rise thereto occurred after the Closing or which results from or arise out of any action or inaction after the Closing of the Lone Star Parties or any director, officer, employee, agent, representative or subcontractor of the Lone Star Parties; or

(m) all actions, suits, proceedings, demands, assessments, judgments, reasonable attorney's fees, costs and expenses incident to any of the foregoing.

         "Assignor Party" shall mean the Company, the Assignors, any Affiliate of Assignors, including, without limitation, the owners of Assignors, or any officer, director, or employee of Assignors or of any Affiliate of Assignors, including, without limitation, the owners of Assignors.

7.3      Defense of Claims.

(a) If any Indemnitee receives notice of assertion or commencement of any Third Party Claim against such Indemnitee with respect to which an Indemnifying Party is obligated to provide indemnification under this Agreement, the Indemnitee will give such Indemnifying Party reasonably prompt written notice thereof, but in any event not later than fifteen
         (15) calendar days after receipt of such notice of such Third Party Claim. Such notice will describe the Third Party Claim in reasonable detail, will include copies of all material written evidence thereof and will indicate the estimated amount, if reasonably practicable, of the Indemnifiable Loss that has been or may be sustained by the Indemnitee. The Indemnifying Party will have the right to participate in, or, by giving written notice to the Indemnitee, to assume, the defense of any Third Party Claim at such Indemnifying Party's own expense and by such Indemnifying Party's own counsel (reasonably satisfactory to the Indemnitee), and the Indemnitee will cooperate in good faith in such defense.

(b) If, within ten (10) calendar days after giving notice of a Third Party Claim to an Indemnifying Party pursuant to Section 7.4(a), an Indemnitee receives written notice from the Indemnifying Party that the Indemnifying Party has elected to assume the defense of such Third Party Claim as provided in the last sentence of Section 7.4(a), the Indemnifying Party will not be liable for any legal expenses subsequently incurred by the Indemnitee in connection with the defense thereof; provided, however, that if (i) the Indemnifying Party fails to take reasonable steps necessary to defend diligently such Third Party Claim within five (5) calendar days after receiving written notice from the Indemnitee that the Indemnitee believes the Indemnifying Party has failed to take such steps or if the Indemnifying Party has not undertaken fully to indemnify the Indemnitee in respect of all Indemnifiable Losses relating to the matter, (ii) the Indemnitee believes that a conflict of interest exists between the Indemnitee and Indemnifying Party, (iii) the Indemnitee is requested to participate, at the request of the Indemnifying Party, or (iv) the Indemnifying Party's elects not to defend such claim, the Indemnitee will be free, without prejudice to any the Indemnitee's rights hereunder, to assume its own defense, and the Indemnifying Party will be liable for all reasonable costs or expenses paid or incurred in connection therewith. Without the prior written consent of the Indemnitee, the Indemnifying Party will not enter into any settlement of any Third Party Claim which would lead to liability or create any financial or other obligation on the part of the Indemnitee for which the Indemnitee is not entitled to indemnification hereunder.

(c) A failure to give timely notice or to include any specified information in any notice as provided in Section 7.4(a) or 7.4(b) will not affect the rights or obligations of any party hereunder except and only to the extent that, as a result of such failure, any person which was entitled to receive such notice was deprived of its right to recover any payment under its applicable insurance coverage or was otherwise materially damaged as a result of such failure.

(d) The Indemnifying Party will have a period of ten (10) calendar days within which to respond in writing to any claim by an Indemnitee on account of an Indemnifiable Loss which does not result from a Third Party Claim (a "Direct Claim"). If the Indemnifying Party does not so respond within such ten (10) calendar day period, the Indemnifying Party will be deemed to have rejected such claim, in which event the Indemnitee will be free to pursue such remedies as may be available to the Indemnitee.

                                  ARTICLE VIII

                               TRANSITION SERVICES
                               -------------------

8.1 Use of Name. On and after the Closing Date, the Assignors agree to sign or file such consents or other documents as Assignee shall reasonably request in order to permit Assignee to use any Owned Intangible Property or Licensed Intangible Property, including without limitation, the names "Berne Village", "Rose Garden Estates", "Rose Tara Plantation", "The Terrace", "Windsor House West", "Villa del Sol", "Summer Hill", "La Villa", "Camelot Assisted Living", and "Meadowbrook Place" and the Company and the Assignors shall immediately cease using the same. The Assignee shall not use the name "Greenbriar" or any of its related marks, and shall remove the name and mark of "Greenbriar" from any of the Facilities' signage as soon as practicable after Closing, but in no event later than 90 days after Closing.

8.2 Permits. Form the date hereof and after the Closing Date, the Assignors agree to join and fully cooperate with the Assignee in the filing of any application with any necessary federal, state or local governmental authorities, requesting such governmental authority's approval for the assignment or transfer to the Assignee (or any of its Affiliates) of any or all permits issued to any Assignor (or its Subsidiaries) by such governmental authority with respect to the Assignors' respective Businesses and the operation thereof. Such cooperation shall include without limitation the furnishing of any information that may be required in connection with such applications.

8.3 Payment Received. Each Assignor agrees that it will hold and will promptly transfer and deliver to the appropriate party, from time to time as and when received by them, any cash, checks with appropriate endorsements (using their best efforts not to convert such checks into cash), or other property that they may receive which properly belongs to another party, including any insurance proceeds, and will account to the appropriate party for all such receipts. Assignee shall have the right and authority to endorse the name of each Assignor (which endorsement of the name of such Assignor shall include the words "without recourse") on any check or any other evidences of indebtedness received by Assignee on account of the Businesses and the Assigned Assets transferred to Assignee hereunder.

8.4      Copies of Records.

(a) Each of the Assignors shall preserve all records possessed by it (and not otherwise transferred to Assignee) relating to the Assigned Assets, Assumed Liabilities or operations of the Business and shall provide Assignee with access, upon prior reasonable written request, during regular business hours, to such books of account and records. Assignee and its representatives shall have the right to make copies of such books and records. Such records may nevertheless be destroyed by Assignors if Assignors send Assignee written notice of their intent to destroy records, specifying with particularity the contents of the records to be destroyed. Such records may then be destroyed after the 90th day following delivery of such notice unless Assignee objects to the destruction, in which case Assignors shall either agree to retain such records or to deliver such records to Assignee.

(b) Assignee shall preserve all records of Assignors which were transferred to Assignee relating to the time periods prior to the Closing, and shall provide to each Assignor with access to such records (to the extent related to such Assignor), upon prior reasonable written request, during regular business hours. Assignors and their representatives shall have the right to make copies of such books and records. Such records may nevertheless be destroyed by Assignee if Assignee sends the applicable Assignor written notice of its intent to destroy such records, specifying with particularity the contents of the records to be destroyed. Such records may then be destroyed after the 90th day following delivery of such notice unless the applicable
         Assignor objects to the destruction, in which case Assignee shall either agree to retain such records or to deliver such records to such Assignor.

                                   ARTICLE IX

                                  MISCELLANEOUS
                                  -------------

9.1 Notices. No notice or other communication shall be deemed given unless sent in the manner, and to the persons, specified in this Section 9.1. All notices and other communications hereunder shall be in writing and shall be deemed given (a) upon receipt if delivered personally (unless subject to clause (b)) or if mailed by registered or certified mail,
         (b) at noon on the date after dispatch if sent by overnight  courier or
         (c) upon the completion of transmission (which is confirmed telephonically by the receiving party) if transmitted by telecopy or other means of facsimile which provides immediate or near immediate transmission to compatible equipment in the possession of the recipient, and in any case to the parties at the following addresses or telecopy numbers (or at such other address or telecopy number for a party as will be specified by like notice):

                           if to any Greenbriar Party, to

                           Greenbriar Corporation
                           650 Centura Tower One
                           14185 Dallas Parkway
                           Dallas, Texas  75240
                           Attention:  President
                           Telecopy:  (972) 407-8420
                           with a copy (which shall not constitute notice) to

                           Henry W. Simon, Jr.
                           Simon, Warner & Doby, L.L.P.
                           1700 City Center Tower II
                           301 Commerce Street
                           Fort Worth, Texas  76102
                           Telecopy:  (817) 810-5255

                           If to Lone Star, to

                           LSOF Pooled Equity, L.P.
                           600 N. Pearl Street
                           Suite 1550, LB 161
                           Dallas, Texas 76140
                           Attention:  Len Allen
                           Telecopy:  (214) 754-8401

                           with a copy (which shall not constitute notice) to

                           Weil, Gotshal & Manges LLP
                           100 Crescent Court, Suite 1300
                           Dallas, Texas 75201-6950
                           Attention:  Michael A. Saslaw
                           Telecopy:  (214) 746-7777

Each party named above may change its address and that of its representative for notice by the giving of notice thereof in the manner hereinabove provided.

9.2 Transfer Taxes. Assignors shall bear responsibility, jointly and severally, for, and timely pay, all applicable Taxes, if any, due as a result of the transfer of the Assigned Assets in accordance herewith.

9.3 Non-Assignable Contracts. Nothing contained in this Agreement shall be construed as an assignment or an attempted assignment of any contract which is in law nonassignable without the consent of the other party or parties thereto, unless such consent shall be given. To the extent that all consents for the assignment of any contract shall not have been obtained by Assignors, the applicable Assignor shall use commercially reasonable efforts to (i) provide to Assignee the financial and business benefits of such nonassignable contract and (ii) enforce, at the request of Assignee, for the account of Assignee, any rights of Assignor arising from any such nonassignable contract (including the right to elect to terminate in accordance with the terms thereof upon the request of Assignee).

9.4 Entire Agreement. This Agreement, the Transaction Documents and the other agreements contemplated hereby set forth the entire agreement of the parties with respect to the matters set forth herein or therein. This Agreement shall not be modified except by written instrument executed together or in counterparts by all of the parties hereto. All exhibits and schedules referred to herein are intended to be and hereby are specifically made a part of this Agreement.

9.5 Non-Waiver. The failure of any party to insist upon strict performance of any provision hereof shall not constitute a waiver of, or estoppel against asserting, the right to require such performance in the future, nor shall a waiver or estoppel with respect to a later breach of a similar nature or otherwise.

9.6      Curative Actions; Severability.

(a) If any of the covenants, terms or conditions of this Agreement are held illegal by any court or administrative body of competent jurisdiction, and any director or stockholder action, including, but not limited to, the execution of any documents or instruments, will make such covenants, terms or conditions valid and enforceable, each party hereby agrees that it shall take or cause to be taken such action as may reasonably be required to make any such covenant, term or condition valid and enforceable.

(b) If any provision of this Agreement is held invalid, such invalidity shall not affect the other provisions hereof which can be given effect without the invalid provision, and to this end the provisions of this Agreement are intended to be and shall be deemed severable.

9.7 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS. THE PARTIES HERETO HEREBY CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN DALLAS COUNTY, TEXAS AND IRREVOCABLY AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. THE PARTIES ACCEPT FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVE ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREE TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENTS.

9.8 WAIVER OF JURY TRAIL. EACH PARTY HERETO WAIVES ANY RIGHT TO TRAIL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT SUCH PARTY MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

9.9 Construction. The headings in this Agreement are inserted for convenience and identification only and are not intended to describe, interpret, define or limit the scope, extent, or intent of this Agreement or any provision hereof. Whenever the context requires, the gender of all words used in this Agreement shall include the masculine, feminine, and neuter, and the number of all words shall include the singular and the plural. No provision of this Agreement will be interpreted in favor of, or against, any of the parties hereto by reason of the extent to which any such party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft hereof or thereof.

9.10 Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if each of the parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.

9.11 Successors and Assigns. Except as provided to the contrary in this Agreement, this Agreement shall apply to, and shall be binding upon each of the parties, their respective successors and permitted assigns. Neither this Agreement nor any rights, interests or obligations hereunder may be assigned without the prior written consent of Lone Star and the Company; provided, however, that Lone Star may assign its rights and obligations hereunder to any designee or designees subject to compliance by Lone Star of its obligations to execute and deliver the Mutual Release; provided, further, that Windsor may assign its rights and obligations hereunder to Windsor House Greenville LLC.

9.12 Cumulative Rights. The rights and remedies provided by this Agreement are cumulative, and the use of any right or remedy by either party shall not preclude or waive its right to use any or all other remedies.

9.13 Costs; Expenses. The Company will pay all of the costs and expenses incurred by itself and the Lone Star Parties incidental to this Agreement and the Transaction Documents and in preparing to consummate and consummating the transactions provided for herein and therein; provided, however, such costs and expenses shall be limited to $150,000.

9.14 No Third Party Beneficiaries. Nothing in this Agreement is intended to confer upon any Person that is not a party hereto any rights or remedies hereunder or otherwise.

9.15 Press Releases/Filings. The Greenbriar Parties, on the one hand, and the Lone Star Parties, on the other hand, hereby acknowledge and agree that the portion of any proposed press release or filing with the Securities and Exchange Commission or any other governmental authority by such party pertaining to the transactions contemplated hereby which references either such transactions or other parties hereto by name shall be coordinated with, and agreed upon, prior to the release or publication of such press release or filing with the Securities and Exchange Commission by the Lone Star Parties, on the one hand, and the Company, on the other hand. With respect to filing with the Securities and Exchange Commission, the contents of such filing shall be subject to the reasonable approval of both the Company and Lone Star, but shall comply in all respects with all applicable law, rules, and regulations, including, without limitation, all regulations of the Securities and Exchange Commission.

9.16 Time of the Essence. Time is of the essence to each and every provision of this Agreement.

9.17 Acknowledgments. The parties hereto hereby acknowledge that: (a) each such party has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Transaction Documents; and
         (b) no joint venture is created hereby or by the other Transaction Documents or otherwise exists by virtue of the transactions contemplated hereby among the Greenbriar Parties and the Lone Star Parties.

9.18 Assignment of Stock. The Greenbriar Parties hereby agree that should Lone Star determine that it is advisable to accept an assignment of the Capital Stock of any Assignor rather than the assignment of such Assignor's assets, the Greenbriar Parties shall agree to enter into an amendment (and cause the appropriate Subsidiary of Greenbriar to enter into an amendment) of this Agreement to effectuate such change provided such transaction shall not affect the economic terms as set forth herein.


            [The Remainder of this Page Is Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties have hereunto executed this Agreement as of August 1, 2001.

                                THE COMPANY

                                GREENBRIAR CORPORATION


                                By:    /s/ Gene S. Bertcher
                                  ----------------------------------------------
                                Gene S. Bertcher, Executive Vice President
                                and Chief Financial Officer


                                THE ASSIGNORS

                                WINDSOR HOUSE WEST, INCORPORATED

                                By:    /s/ Gene S. Bertcher
                                  ----------------------------------------------
                                Gene S. Bertcher, President, Chief
                                Executive Officer and Treasurer

                                BERNE VILLAGE, INC.

                                By:    /s/ Gene S. Bertcher
                                  ----------------------------------------------
                                Gene S. Bertcher, President, Chief
                                Executive Officer and Treasurer


                                ROSE TARA PLANTATION, INC.


                                By:    /s/ Gene S. Bertcher
                                  ----------------------------------------------
                                Gene S. Bertcher, President, Chief
                                Executive Officer and Treasurer


                                THE DENISON - GREENBRIAR, INC.


                                By:    /s/ Gene S. Bertcher
                                  ----------------------------------------------
                                Gene S. Bertcher, President, Chief
                                Executive Officer and Treasurer

                                ROSE GARDEN ESTATES, INC.


                                By:    /s/ Gene S. Bertcher
                                  ----------------------------------------------
                                Gene S. Bertcher, President, Chief
                                Executive Officer and Treasurer


                                THE TERRACE RETIREMENT, INC.


                                By:    /s/ Gene S. Bertcher
                                  ----------------------------------------------
                                Gene S. Bertcher, President, Chief
                                Executive Officer and Treasurer

                                TRANSFERCO, INC.


                                By:    /s/ Gene S. Bertcher
                                  ----------------------------------------------
                                Gene S. Bertcher, President, Chief
                                Executive Officer and Treasurer

                                WEDGWOOD PARTNERS LTD.,
                                LIMITED PARTNERSHIP

                                By:      GRB, LLC, a Nevada limited
                                         liability company, General Partner

                                         By:      Greenbriar Acquisition
                                                  Corporation, a Nevada
                                                  corporation, Manager


                                                  By: /s/  Gene S. Bertcher
                                                      --------------------------
                                                  Gene S. Bertcher, President,
                                                  Chief Executive Officer and
                                                  Treasurer

                                WEDGWOOD RETIREMENT INNS, INC.

                                By:    /s/ Gene S. Bertcher
                                  ----------------------------------------------
                                Gene S. Bertcher, President, Chief
                                Executive Officer and Treasurer

                                LSOF POOLED EQUITY, L.P.

                                By:  LSOF GenPar, Inc., its General Partner


                                By:    /s/  J. D. Dell
                                  ----------------------------------------------
                                        J. D. Dell, Vice President

                                 MUTUAL RELEASE
                                 --------------


         This Mutual Release dated as of August ___, 2001 (this "Release") is entered into by and among LSOF Pooled Equity, L.P. ("Lone Star"), Greenbriar Corporation (the "Company"), American Realty Trust, Inc., Basic Capital Management, Inc., One Realco Corporation (in its own capacity and as successor in interest to Nanook Partners, L.P.) and Tacco Financial Corporation, International Health Products, Inc. (collectively, the "Intervenors"), and James
R. Gilley, Gene S. Bertcher, Victor L. Lund, and Don C. Benton, in their capacity as individuals, directors, officers, and stockholders of the Company (collectively the "Directors") (Lone Star, the Company, Intervenors, and the Directors may sometimes be individually referred to as a "Party" or collectively as the "Parties").

                                    RECITALS

         WHEREAS, in January 1998, Lone Star's predecessor in interest, Lone Star Opportunity Fund, L.P., purchased shares of the Company's Series F Senior Convertible Preferred Stock and shares of the Company's Series G Senior Convertible Preferred Stock (collectively, the "Preferred Stock") for $22,000,000, which Preferred Stock was convertible into shares of the Company's common stock;

         WHEREAS, on October 30, 2000, Lone Star delivered its notice of conversion evidencing its desire to convert the Preferred Stock into shares of the Company's common stock;

         WHEREAS, a dispute arose between the Company and Lone Star as to the conversion price of the Preferred Stock and the number of shares of the Company's common stock into which the Preferred Stock would be convertible;

         WHEREAS, all matters relating to the conversion of the Preferred Stock are currently being litigated pursuant to the lawsuit styled: LSOF Pooled Equity, L.P. v. Greenbriar Corporation, Cause No. 00-08824, in the 162nd Judicial District Court (the "District Court") of Dallas County, Texas (the "Lawsuit") asserting claims against the Company and seeking legal and equitable relief;

         WHEREAS, on April 5, 2001, the District Court granted Lone Star partial summary judgment in favor of Lone Star;

         WHEREAS, on May 25, 2001, Intervenors filed an Original Petition in Intervention, seeking to join the Lawsuit;

         WHEREAS, a trial is scheduled for the near future;

         WHEREAS, bona fide disputes and controversies exist between the Parties, and solely to avoid the prospect of prolonged, costly litigation, the Parties desire to compromise and settle all claims between them, including, but not limited to, all existing claims asserted or existing claims that could have been asserted by any party in the Lawsuit;

         NOW, THEREFORE, in consideration of the recitals, covenants, releases, and agreements contained in this Release, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

                                    ARTICLE I

                                  CONSIDERATION
                                  -------------

         1.1 The Master Settlement Agreement and Transaction Documents. The parties hereby incorporate by reference the terms of the Master Settlement Agreement dated as of August 1, 2001 between Lone Star, the Company, and certain individuals of the Company (the "Agreement") and the Transaction Documents (as defined in the Master Settlement Agreement) as consideration for this Release.

         1.2 Dismissal of Lawsuit. Contemporaneously with the complete execution and delivery of this Release, the Agreement, and the
         Transaction Documents, counsel for Lone Star, the Company, and Intervenors shall execute and file with the Court an original Agreed Motion to Dismiss in the form attached hereto as Exhibit "A" and an Agreed Order of Dismissal in the form attached hereto as Exhibit "B."

         1.3 Release by Lone Star. Lone Star, for itself and its current and former employees, officers, directors, stockholders, affiliates, incorporators, successors, predecessors (including but not limited to Lone Star Opportunity Fund, L.P. and LSOF Greenbriar L.L.C.), partners, parent companies, subsidiaries, assigns, executors, agents, attorneys, and representatives of any kind, if any, by this Release, hereby RELEASES, SURRENDERS, REMISES, ACQUITS, and FOREVER DISCHARGES the Company, Intervenors, the Directors and their respective current and former employees, officers, directors, stockholders, affiliates, successors, predecessors, partners, parent companies, subsidiaries, assigns, executors, agents, attorneys, and representatives of any kind, if any, from any and all offsets, claims, demands, damages, actions, causes of action, suits in equity, liabilities, debts, accounts, costs, expenses, contributions, bills, promises, covenants or warranties (whether past, present, future, currently accrued, unaccrued, known or unknown), and whether permanent, continuing, or otherwise, that either were or could have been asserted in the Lawsuit, are directly or indirectly related to Lone Star's Preferred Stock investment in the Company or are otherwise directly or indirectly related to Lone Star's entering into the Agreement and the Transaction Documents; provided, however, that this Release does not in any way release, compromise, surrender or acquit Lone Star's ability to enforce the provisions of this Release, the Agreement, or the Transaction Documents in the event of a breach or default hereunder or thereunder by another Party hereto or thereto.

         1.4 Release by the Company. The Company, for itself and its respective current and former employees, officers, directors, stockholders, affiliates, successors, predecessors, partners, parent companies, subsidiaries, assigns, heirs, executors, agents, attorneys, and representatives of any kind, if any, by this Release RELEASES, SURRENDERS, REMISES, ACQUITS, AND FOREVER DISCHARGES Lone Star, Intervenors, the Directors and their current and former employees, officers, directors, stockholders, affiliates, successors, predecessors (including, but not limited to, Lone Star Opportunity Fund, L.P. and LSOF Greenbriar L.L.C.), partners, parent companies, subsidiaries, assigns, executors, agents, attorneys, and representatives of any kind from any and all claims, demands, damages, entitlements, actions, causes of action, suits in equity, liabilities, debts, accounts, costs, expenses, setoffs, contributions, payments, bills, promises, covenants or warranties (whether past, present, future, currently accrued, unaccrued, known or unknown), and whether permanent, continuing, or otherwise, that either were or could have been asserted in the Lawsuit, are directly or indirectly related to Lone Star's Preferred Stock investment in the Company or are otherwise directly or indirectly related to Lone Star's entering into the Agreement and the Transaction documents; provided, however, that this Release does not in any way release, compromise, surrender or acquit the Company's ability to enforce the provisions of this Release, the Agreement, or the Transaction Documents in the event of a breach or default hereunder or thereunder by another Party hereto or thereto.

         1.5 Release by Intervenors. Intervenors, for themselves and their respective current and former employees, officers, directors, stockholders, affiliates, successors, predecessors, partners, parent companies, subsidiaries, assigns, heirs, executors, agents, attorneys, and representatives of any kind, if any, by this Release RELEASE, SURRENDER, REMISE, ACQUIT, AND FOREVER DISCHARGE Lone Star, the Company, the Directors and their current and former employees, officers, directors, stockholders, affiliates, successors, predecessors (including but not limited to Lone Star Opportunity Fund, L.P. and LSOF Greenbriar L.L.C.), partners, parent companies, subsidiaries, assigns, executors, agents, attorneys, and representatives of any kind from any and all claims, demands, damages, entitlements, actions, causes of action, suits in equity, liabilities, debts, accounts, costs, expenses, setoffs, contributions, payments, bills, promises, covenants or warranties (whether past, present, future, currently accrued, unaccrued, known or unknown), and whether permanent, continuing, or otherwise, that either were or could have been asserted in the Lawsuit, are directly or indirectly related to Lone Star's Preferred Stock investment in the Company or are otherwise directly or indirectly related to Lone Star's entering into the Agreement and the Transaction documents; provided, however, that this Release does not in any way release, compromise, surrender or acquit Intervenors' ability to enforce the provisions of this Release or the Consent Agreement in the event of a breach or default hereunder by another Party hereto.

         1.6 Release by the Directors. The Directors, for themselves and their respective current and former employees, officers, directors, stockholders, affiliates, successors, predecessors, partners, parent companies, subsidiaries, assigns, heirs, executors, agents, attorneys, and representatives of any kind, if any, by this Release RELEASE, SURRENDER, REMISE, ACQUIT, AND FOREVER DISCHARGE Lone Star, the Company, the Intervenors and their current and former employees, officers, directors, stockholders, affiliates, successors, predecessors (including but not limited to Lone Star Opportunity Fund, L.P. and LSOF Greenbriar L.L.C.), partners, parent companies, subsidiaries, assigns, executors, agents, attorneys, and representatives of any kind from any and all claims, demands, damages, entitlements, actions, causes of action, suits in equity, liabilities, debts, accounts, costs, expenses, setoffs, contributions, payments, bills, promises, covenants or warranties (whether past, present, future, currently accrued, unaccrued, known or unknown), and whether permanent, continuing, or otherwise, that either were or could have been asserted in the Lawsuit, are directly or indirectly related to Lone Star's Preferred Stock investment in the Company or are otherwise directly or indirectly related to Lone Star's entering into the Agreement and the Transaction documents; provided, however, that this Release does not in any way release, compromise, surrender or acquit the Directors' ability to enforce the provisions of this Release or the Consent Agreement in the event of a breach or default hereunder by another Party hereto.

         1.7 Attorneys' Fees and Expenses. Except as provided for in the Agreement, the Parties hereby agree that they are solely responsible for their own attorneys' fees, court costs and expenses related to the Lawsuit.

                                   ARTICLE II

                                 INDEMNIFICATION
                                 ---------------

         2.1 Each Party hereto represents and warrants that it has full and express authority to settle all claims and demands as set forth in this Release, to enter this Release that it has not made any assignment of any one or more of those claims, and that it knows of no person or entity that intends to assert a claim by, through, under, or on behalf of such Party ("Known Claimants"). TO THE EXTENT THAT ANY CLAIM MAY BE BROUGHT BY PERSONS OR ENTITIES CLAIMING BY, THROUGH, OR UNDER A PARTY OR BY KNOWN CLAIMANTS, THE PARTY THROUGH WHICH SUCH CLAIM IS BROUGHT AGREES TO INDEMNIFY, DEFEND, AND HOLD HARMLESS THE OTHER PARTIES (AND THE CURRENT AND FORMER EMPLOYEES, OFFICERS, DIRECTORS, STOCKHOLDERS, AFFILIATES, SUCCESSORS, PREDECESSORS, PARTNERS, PARENT COMPANIES, SUBSIDIARIES, ASSIGNS, EXECUTORS, AGENTS, ATTORNEYS, AND REPRESENTATIVES OF ANY KIND OF EACH PARTY) FROM ANY COSTS OR EXPENSES, INCLUDING LEGAL FEES, COURT COSTS, JUDGMENTS, OR REASONABLE SETTLEMENT PAYMENTS ARISING FROM SUCH CLAIMS.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

         3.1 Representations and Warranties of the Parties. As a condition precedent to any obligations or liabilities of the Parties under this Release, the Parties do hereby expressly represent and warrant to each other that:

(a) Claims. Each Party (i) is the lawful owner of all claims herein released; and (ii) no claim that they may have had, may now have, or will hereinafter have, or claim to have against the other Party has been assigned or transferred in any way to any other person, firm, corporation or other entity in any manner, including, but not limited to, assignment or transfer by subrogation or by operation of law.

(b) Organization. Each of the Parties hereto is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has the requisite power and authority to own, lease or otherwise hold the assets owned, leased or otherwise held by it and to carry on its business as presently conducted by it. Each of the Parties hereto is in good standing and duly qualified to conduct business as a foreign entity in every jurisdiction in which its ownership or lease of property or conduct of the business makes such qualification necessary.

(c) Authorization and Effect of Agreement. Each of the Parties hereto has the requisite corporate power and authority to execute, deliver and perform its obligations under this Release and each of the other Transaction Documents executed or to be executed by such party. The execution, delivery and performance by each party hereto of this Release and each of the other Transaction Documents executed or to be executed by such Party have been duly authorized by all requisite corporate action as applicable. This Agreement has been duly executed and delivered by each of the Parties hereto. This Release constitutes, and each of the other Transaction Documents to be executed by a Party hereto will constitute, the valid and binding obligation of such Party, enforceable against such party in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

(d) Conflicts. Neither the execution, delivery, nor performance of any Transaction Document executed or to be executed by any Party hereto will (i) violate any material Law applicable to such Party, (ii) violate, conflict with, permit the cancellation or acceleration of, or give rise to a loss of any benefit under, any material agreement or commitment to which such Party is a party or by which any of its properties are bound, or (iii) violate or conflict with any provision of such Party's Organizational Documents.

                  Nanook Partners, L.P. One Realco Corporation is the successor in interest to Nanook Partners, L.P. and has all right and authority to release the claims of Nanook Partners, L.P. against Lone Star and its affiliates as provided herein.

                  The Parties agree and stipulate that the Parties are relying upon these representations and warranties in entering into this Release. These representations and warranties shall survive the execution of this Release.

         3.2 Consultation with Attorneys. The Parties represent to each other that they have been represented by and consulted with attorneys prior to executing this Release. The Parties further acknowledge that they have been provided with a reasonable period of time to consider and execute this Release.

                                   ARTICLE IV

                                GENERAL COVENANTS
                                -----------------

         4.1 Severability and Savings Clause. If any of the covenants, terms or conditions of this Agreement are held illegal by any court or administrative body of competent jurisdiction, and any director or stockholder action, including, but not limited to, the execution of any documents or instruments, will make such covenants, terms or conditions valid and enforceable, each party hereby agrees that it shall take or cause to be taken such action as may reasonably be required to make any such covenant, term or condition valid and enforceable. If any provision of this Agreement is held invalid, such invalidity shall not affect the other provisions hereof which can be given effect without the invalid provision, and to this end the provisions of this Agreement are intended to be and shall be deemed severable.

         4.2 GOVERNING LAW. THIS RELEASE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS. THE PARTIES HERETO HEREBY CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN DALLAS COUNTY, TEXAS AND IRREVOCABLY AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. THE PARTIES ACCEPT FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVE ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREE TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENTS.

         4.3 FORUM SELECTION; WAIVER OF JURY TRIAL. EACH PARTY HERETO WAIVES ANY RIGHT TO TRAIL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT SUCH PARTY MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         4.4 Entire Agreement. This Release, the Transaction Documents and the other agreements contemplated hereby set forth the entire agreement of the parties with respect to the matters set forth herein or therein. This Release shall not be modified except by written instrument executed together or in counterparts by all of the parties hereto. All exhibits and schedules referred to herein are intended to be and hereby are specifically made a part of this Release.

         4.5 Non-Waiver. The failure of any party to insist upon strict performance of any provision hereof shall not constitute a waiver of, or estoppel against asserting, the right to require such performance in the future, nor shall a waiver or estoppel with respect to a later breach of a similar nature or otherwise.

         4.6 Representation by and Reliance Upon Own Counsel. The Parties have been represented by their own counsel in the preparation and execution of this Release, and therefore stipulate and agree that this Release shall not be construed against any Party as the drafter thereof. All provisions of this Release have been negotiated by the Parties at arm's length and no Party shall be deemed the scrivener of this Release.

         4.7 Construction. The headings in this Release are inserted for convenience and identification only and are not intended to describe, interpret, define or limit the scope, extent, or intent of this Release or any provision hereof. Whenever the context requires, the gender of all words used in this Release shall include the masculine, feminine, and neuter, and the number of all words shall include the singular and the plural. No provision of this Release will be interpreted in favor of, or against, any of the parties hereto by reason of the extent to which any such party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft hereof or thereof.

         4.8      Multiple  Counterparts.   This  Release  may  be  executed  in
         multiple counterparts, each of which shall be fully effective as an original when all of the Parties have executed this Release.

         4.9 No Admission of Fault. Neither the execution of this Release nor compliance with its terms shall constitute an admission of any fault or liability on the part of any of the Parties, or any of their agents, attorneys, representatives, or employees, all such liability being expressly denied.

         4.10 Successors and Assigns. Except as provided to the contrary in this Agreement, this Agreement shall apply to, and shall be binding upon each of the parties, their respective successors and permitted assigns.

         4.11 Action to Enforce Release. Notwithstanding the releases contained herein, any Party may bring an action to enforce this Release or may interpose this Release by way of defense or counterclaim, and reasonable attorneys' fees and expenses for such enforcement may be recovered by the prevailing party.

         4.12 Non-Disparagement. The Parties agree that they will make no disparaging remarks (oral or written) concerning the other Party or their parents, principals, partners, subsidiaries, affiliates, officers, directors, stockholders, agents, representatives, or employees, nor will the Parties make any disparaging remarks concerning the policies, practices, and operations of the other Party. Further, the Parties agree that they will engage in no conduct detrimental to the interests and goodwill of the other Party, nor will they engage in any conduct which reflects adversely on the reputation and/or goodwill of the other Party, their principals, partners, parents, subsidiaries, affiliates, officers, agents, directors, stockholders, representatives, or employees. This paragraph does not prohibit either Party from making factual truthful statements to any regulatory or other governmental agencies pursuant to subpoena or, after written notice to the other Party, in response to a written request for such testimony or information.

         4.13 Confidentiality. Except for any governmental filings required in order to complete the transactions contemplated herein and as the Company and Lone Star may otherwise agree or consent in writing, all information received by the Parties and their respective representatives in contemplation, or pursuant to the terms, of this Release shall be kept in confidence by the receiving party and its representatives; provided, however, that any party hereto may disclose such information to its legal and financial advisors, so long as such persons agree to maintain the confidentiality of such information in accordance with this Section 4.13. The foregoing confidentiality provisions shall not apply to such portions of the information received which (i) are or become generally available to the public through no action by the receiving party or by such party's representatives, (ii) are or become available to the receiving party on a non-confidential basis from a source, other than the disclosing party or its representatives, not known by the receiving party to be prohibited from disclosing such portions to it by a contractual legal or fiduciary obligation, or (iii) are required by law to be disclosed.

                  [Remainder of Page Intentionally Left Blank]

                        SIGNATURE PAGE TO MUTUAL RELEASE




                  DATED AND EFFECTIVE this day of August, 2001.

                                           LSOF POOLED EQUITY, L.P.


                                           By:
                                              ----------------------------------
                                           Name:    J.D. Dell
                                           Title:  Vice-President


                                           GREENBRIAR CORPORATION


                                           By:
                                              ----------------------------------
                                           Name:  James R. Gilley
                                           Title:  President and CEO



                                           AMERICAN REALTY TRUST, INC.


                                           By:
                                              ----------------------------------
                                           Name:
                                           Title:


                                           BASIC CAPITAL MANAGEMENT, INC.


                                           By:
                                              ----------------------------------
                                           Name:
                                           Title:

                                           ONE REALCO CORPORATION


                                           By:
                                              ----------------------------------
                                           Name:
                                           Title:


                                           TACCO FINANCIAL CORPORATION


                                           By:
                                              ----------------------------------
                                           Name:
                                           Title:


                                           INTERNATIONAL HEALTH PRODUCTS INC.


                                           By:
                                              ----------------------------------
                                           Name:
                                           Title:


                                           JAMES R GILLEY


                                           Name:    James R. Gilley


                                           GENE S. BERTCHER


                                           Name:    Gene S. Bertcher

                                           VICTOR L. LUND


                                           Name:    Victor L. Lund


                                           DON C. BENTON


                                           Name:    Don C. Benton


                                           LSOF POOLED EQUITY, L.P.


                                           By:
                                              ----------------------------------

                                           Name:

                                           Title:



THE STATE OF TEXAS       ss.
                         ss.
COUNTY OF ___________    ss.


         BEFORE ME, the undersigned authority, on this day personally appeared _______________________ as ______________________ of LSOF Pooled Equity, L.P.,
known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said corporation.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the ____ day of _______________. 2001.

[SEAL]
                                       _________________________________________

                                       Notary Public, State of _________________

Printed Name:  ________________________
My Commission Expires:  _______________



                                            GREENBRIAR CORPORATION


                                            By:_________________________________

                                            Name:

                                            Title:

THE STATE OF TEXAS       ss.
                         ss.
COUNTY OF ___________    ss.


         BEFORE ME, the undersigned authority, on this day personally appeared _______________________ as ______________________ of Greenbriar Corporation,
known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said corporation.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the ____ day of _______________. 2001.

[SEAL]
                                       _________________________________________

                                       Notary Public, State of _________________

Printed Name:  ________________________
My Commission Expires:  _______________


                                            AMERICAN REALTY TRUST, INC.


                                            By:_________________________________

                                            Name:

                                            Title:

THE STATE OF TEXAS       ss.
                         ss.
COUNTY OF ___________    ss.


         BEFORE ME, the undersigned authority, on this day personally appeared _______________________ as ________________________ of American Realty Trust,
Inc., known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said ____________________.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the ____ day of _______________. 2001.

[SEAL]

                                        ________________________________________

                                        Notary Public, State of ________________


Printed Name:  ________________________
My Commission Expires:  _______________


                                            BASIC CAPITAL MANAGEMENT



                                            By:_________________________________

                                            Name:

                                            Title:

THE STATE OF TEXAS       ss.
                         ss.
COUNTY OF ___________    ss.


         BEFORE ME, the undersigned authority, on this day personally appeared _______________________ as ________________________ of Basic Capital Management,
known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said ____________________.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the ____ day of _______________. 2001.

[SEAL]

                                        ________________________________________

                                        Notary Public, State of ________________


Printed Name:  ________________________
My Commission Expires:  _______________


                                            ONE REALCO CORPORATION



                                            By:_________________________________

                                            Name:

                                            Title:

THE STATE OF TEXAS       ss.
                         ss.
COUNTY OF ___________    ss.


         BEFORE ME, the undersigned authority, on this day personally appeared _______________________ as ________________________ of One Realco Corporation,
known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said ____________________.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the ____ day of _______________. 2001.

[SEAL]

                                        ________________________________________

                                        Notary Public, State of ________________


Printed Name:  ________________________
My Commission Expires:  _______________


                                            TACCO FINANCIAL CORPORATION



                                            By:_________________________________

                                            Name:

                                            Title:

THE STATE OF TEXAS       ss.
                         ss.
COUNTY OF ___________    ss.


         BEFORE ME, the undersigned authority, on this day personally appeared _______________________ as ________________________ of Tacco Financial
Corporation, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said ____________________.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the ____ day of _______________. 2001.

[SEAL]

                                        ________________________________________

                                        Notary Public, State of ________________


Printed Name:  ________________________
My Commission Expires:  _______________


                                            INTERNATIONAL HEALTH PRODUCTS, INC.



                                            By:_________________________________

                                            Name:

                                            Title:

THE STATE OF TEXAS       ss.
                         ss.
COUNTY OF ___________    ss.


         BEFORE ME, the undersigned authority, on this day personally appeared _______________________ as ________________________ of International Health
Products, Inc., known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said ____________________.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the ____ day of _______________. 2001.

[SEAL]

                                        ________________________________________

                                        Notary Public, State of ________________


Printed Name:  ________________________
My Commission Expires:  _______________

THE STATE OF TEXAS       ss.
                         ss.
COUNTY OF ___________    ss.


         BEFORE ME, the undersigned authority, on this day personally appeared James R. Gilley, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the ____ day of _______________. 2001.

[SEAL]

                                        ________________________________________

                                        Notary Public, State of ________________


Printed Name:  ________________________
My Commission Expires:  _______________

THE STATE OF TEXAS       ss.
                         ss.
COUNTY OF ___________    ss.


         BEFORE ME, the undersigned authority, on this day personally appeared Gene S. Bertcher, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the ____ day of _______________. 2001.

[SEAL]

                                        ________________________________________

                                        Notary Public, State of ________________


Printed Name:  ________________________
My Commission Expires:  _______________

THE STATE OF TEXAS       ss.
                         ss.
COUNTY OF ___________    ss.


         BEFORE ME, the undersigned authority, on this day personally appeared Don C. Benton, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the ____ day of _______________. 2001.

[SEAL]

                                        ________________________________________

                                        Notary Public, State of ________________


Printed Name:  ________________________
My Commission Expires:  _______________

                               CAUSE NO. 00-08824

LSOF POOLED EQUITY, L.P.               ss.          IN THE DISTRICT COURT
                                       ss.
       Plaintiff,                      ss.
                                       ss.
v.                                     ss.
                                       ss.
GREENBRIAR CORPORATION                 ss.
                                       ss.
       Defendant.                      ss.
                                       ss.
AMERICAN REALTY TRUST, INC.,           ss.
BASIC CAPITAL MANAGEMENT, INC.,        ss.
ONE REALCO CORPORATION, TACCO          ss.          162nd JUDICIAL DISTRICT
FINANCIAL CORPORATION,                 ss.
INTERNATIONAL HEALTH PRODUCTS,         ss.
INC. and NANOOK PARTNERS, L.P.,        ss.
                                       ss.
       Intervenors,                    ss.
                                       ss.
v.                                     ss.
                                       ss.
LSOF POOLED EQUITY, L.P. and           ss.
GREENBRIAR CORPORATION,                ss.
                                       ss.
       Intervention Defendants.        ss.
                                       ss.          DALLAS COUNTY, TEXAS

                            AGREED MOTION TO DISMISS
                            ------------------------

TO THE HONORABLE JUDGE OF SAID COURT:

         Plaintiff LSOF Pooled Equity, L.P. ("Pooled Equity"), Greenbriar Corporation ("Greenbriar"), and American Realty Trust, Inc., Basic Capital Management, Inc., One Realco Corporation, Tacco Financial Corporation, International Health Products, Inc., and Nanook Partners, L.P. (collectively the "Intervenors") (Pooled Equity, Greenbriar, and the Intervenors shall collectively be referred to as the "Parties") file this their Agreed Motion to Dismiss, and would respectfully show the Court as follows:
         1. Currently pending is Cause No. 00-08824; LSOF Pooled Equity, L.P. v. Greenbriar Corporation, in the District Court of Dallas County, Texas, 162nd Judicial District (the "Lawsuit").
         2.       The Parties have agreed to dismiss the Lawsuit.
         3. Accordingly, the Parties respectfully request that the Court grant this Agreed Motion to Dismiss and enter the attached Agreed Order Granting Motion to Dismiss.

                                          Respectfully submitted,


                                          ______________________________________
                                          T. Ray Guy
                                          State Bar No. 08648500
                                          K. Todd Phillips
                                          State Bar No. 24002767
                                          J. Brian Williams
                                          State Bar No. 24028222

                                          WEIL, GOTSHAL & MANGES LLP
                                          100 Crescent Court, Suite 1300
                                          Dallas, Texas 75201-6950
                                          Telephone:        (214) 746-7700
                                          Facsimile:        (214) 746-7777

                                          ATTORNEYS FOR PLAINTIFF
                                          LSOF POOLED EQUITY, L.P.

AGREED AS TO FORM AND SUBSTANCE:

LYNCH LAW FIRM



By:
   -----------------------------------------
   Jeffrey S. Lynch
   State Bar No. 12727500
   Quorum Drive
   Dallas, Texas  75240
   Telephone:  (972) 991-0000
   Facsimile:   (972) 991-4611

ATTORNEYS FOR PLAINTIFF

SUSMAN GODFREY L.L.P.


By:
   -----------------------------------------
   Terrell W. Oxford
   State Bar No. 15390500
   Mark A. Evetts
   State Bar No. 00793709
   Kenneth E. Gardner
   State Bar No. 07656825
   Salvador Espino
   State Bar No. 00795007
   901 Main Street, Suite 4100
   Dallas, Texas  75202
   Telephone:  (214) 754-1908
   Facsimile:   (214) 665-0853

ATTORNEYS FOR DEFENDANT

BRADEN W. SPARKS, P.C.



By:
   -----------------------------------------
   Braden W. Sparks
   State Bar No. 18874500
   8117 Preston Road, Suite 800
   Dallas, Texas  75225
   Telephone:  (214) 696-3200
   Facsimile:   (214) 696-5971

ATTORNEYS FOR INTERVENORS

FRIEDMAN & DRIEGERT


By:
   -----------------------------------------
   Lawrence J. Friedman
   State Bar No. 07469300
   Amy Ganci
   State Bar No. 07611600
   5301 Spring Valley Road, Suite 200
   Dallas, Texas  75240
   Telephone:  (972) 788-1400
   Facsimile:   (972) 788-2667

ATTORNEYS FOR INTERVENORS

                                CAUSE NO. 00-08824

LSOF POOLED EQUITY, L.P.               ss.          IN THE DISTRICT COURT
                                       ss.
       Plaintiff,                      ss.
                                       ss.
v.                                     ss.
                                       ss.
GREENBRIAR CORPORATION                 ss.
                                       ss.
       Defendant.                      ss.
                                       ss.
AMERICAN REALTY TRUST, INC.,           ss.
BASIC CAPITAL MANAGEMENT, INC.,        ss.
ONE REALCO CORPORATION, TACCO          ss.          162nd JUDICIAL DISTRICT
FINANCIAL CORPORATION,                 ss.
INTERNATIONAL HEALTH PRODUCTS,         ss.
INC. and NANOOK PARTNERS, L.P.,        ss.
                                       ss.
       Intervenors,                    ss.
                                       ss.
v.                                     ss.
                                       ss.
LSOF POOLED EQUITY, L.P. and           ss.
GREENBRIAR CORPORATION,                ss.
                                       ss.
       Intervention Defendants.        ss.
                                       ss.          DALLAS COUNTY, TEXAS

                            AGREED ORDER OF DISMISSAL
                            -------------------------

         The Court, having considered the Agreed Motion to Dismiss (the "Motion") filed by Plaintiff LSOF Pooled Equity, L.P., Greenbriar Corporation, and American Realty Trust, Inc., Basic Capital Management, Inc., One Realco Corporation, Tacco Financial Corporation, International Health Products, Inc., and Nanook Partners, L.P., is of the opinion that the Motion should be GRANTED.
         It is therefore ORDERED that all claims that either were or could have been asserted by any party in the above-styled and numbered cause are hereby DISMISSED.
         It is further ORDERED that the above-styled and numbered lawsuit is hereby DISMISSED in its entirety.
         It is further ORDERED that all relief not expressly granted herein is DENIED. SIGNED: ______________, 2001.

                                                     ___________________________
                                                     HONORABLE JUDGE PRESIDING

AGREED AS TO SUBSTANCE AND FORM AND ENTRY REQUESTED:


WEIL, GOTSHAL & MANGES LLP



By:
   -----------------------------------------
T. Ray Guy
State Bar No. 08648500
K. Todd Phillips
State Bar No. 24002767
J. Brian Williams
State Bar No. 24028222
100 Crescent Court, Suite 1300
Dallas, Texas 75201-6950
Telephone:        (214) 746-7700
Facsimile:        (214) 746-7777
ATTORNEYS FOR PLAINTIFF


SUSMAN GODFREY L.L.P.


By:
   -----------------------------------------
     Terrell W. Oxford
     State Bar No. 15390500
     Mark A. Evetts
     State Bar No. 00793709
     Kenneth E. Gardner
     State Bar No. 07656825
     Salvador Espino
     State Bar No. 00795007
     901 Main Street, Suite 4100
     Dallas, Texas  75202
     Telephone:  (214) 754-1908
     Facsimile:   (214) 665-0853
ATTORNEYS FOR DEFENDANT

LYNCH LAW FIRM



By:
   -----------------------------------------
     Jeffrey S. Lynch
     State Bar No. 12727500
     Quorum Drive
     Dallas, Texas  75240
     Telephone:  (972) 991-0000
     Facsimile:   (972) 991-4611
ATTORNEYS FOR INTERVENORS

BRADEN W. SPARKS, P.C.



By:
   -----------------------------------------
     Braden W. Sparks
     State Bar No. 18874500
     8117 Preston Road, Suite 800
     Dallas, Texas  75225
     Telephone:  (214) 696-3200
     Facsimile:   (214) 696-5971
ATTORNEYS FOR INTERVENORS


FRIEDMAN & DRIEGERT


By:
   -----------------------------------------
     Lawrence J. Friedman
     State Bar No. 07469300
     Amy Ganci
     State Bar No. 07611600
     5301 Spring Valley Road, Suite 200
     Dallas, Texas  75240
     Telephone:  (972) 788-1400
     Facsimile:   (972) 788-2667
ATTORNEYS FOR INTERVENORS

                                     FORM OF
                                  BILL OF SALE
                                  ------------


         THIS BILL OF SALE (this "Bill of Sale") is made and delivered this ___ day of August, 2001, by [__________________________], a ________ corporation
("Assignor") to  ___________________________________  ("Assignee").  Capitalized
terms used but not defined herein shall have the meanings ascribed to such terms in the Settlement Agreement (as hereinafter defined).

         WHEREAS, Assignor and Assignee are parties to that certain Master Settlement Agreement dated as of August 1, 2001 (the "Settlement Agreement") by and among Greenbriar Corporation, a Nevada corporation, LSOF Pooled Equity, L.P., a Delaware limited partnership, the Assignors named therein and the Intervenors named therein, the terms of which are incorporated herein by reference, which provides, among other things, for the transfer and assignment by Assignor to Assignee of certain Assigned Assets.

         NOW, THEREFORE, in consideration of the mutual promises contained in the Settlement Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Assignor, and subject to the terms and conditions of the Settlement Agreement:

                  1. Assignor does hereby bargain, sell, grant, assign, transfer, convey and deliver unto Assignee, and its successors and assigns, forever, all of Assignor's right, title and interest in and to the Assigned Assets.

                  TO  HAVE  AND  TO  HOLD   such   Assigned   Assets   with  all
appurtenances thereto, unto Assignee, and its successors and assigns, for its use forever.

                  2. This Bill of Sale shall inure to the benefit of and be binding upon Assignor and its successors and assigns.

                  3. Nothing in this Bill of Sale, express or implied, is intended to or shall be construed to expand or vary in any way the terms of the Settlement Agreement. To the extent there is any difference between this Bill of Sale and the Settlement Agreement, the Settlement Agreement shall govern.

                  4. This Bill of Sale is executed and delivered pursuant to the Settlement Agreement.

                  5. This Bill of Sale, the Transaction Documents and the other agreements contemplated hereby set forth the entire agreement of the parties with respect to the matters set forth herein or therein. This Bill of Sale shall not be modified except by written instrument executed together or in counterparts by the Assignor and Assignee.

                  6. The failure of Assignee to insist upon strict performance of any provision hereof shall not constitute a waiver of, or estoppel against asserting, the right to require such performance in the future, nor shall a waiver or estoppel with respect to a later breach of a similar nature or otherwise.

                  7. If any of the covenants, terms or conditions of this Bill of Sale are held illegal by any court or administrative body of competent jurisdiction, and any director or stockholder action, including, but not limited to, the execution of any documents or instruments, will make such covenants, terms or conditions valid and enforceable, each party hereby agrees that it shall take or cause to be taken such action as may reasonably be required to make any such covenant, term or condition valid and enforceable. If any provision of this Bill of Sale is held invalid, such invalidity shall not affect the other provisions hereof which can be given effect without the invalid provision, and to this end the provisions of this Bill of Sale are intended to be and shall be deemed severable.

                  8. THIS BILL OF SALE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS. ASSIGNOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN DALLAS COUNTY, TEXAS AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS BILL OF SALE SHALL BE LITIGATED IN SUCH COURTS. THE ASSIGNOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS BILL OF SALE OR ANY OTHER TRANSACTION DOCUMENTS.

                  9. ASSIGNOR HEREBY WAIVES ANY RIGHT TO TRAIL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS BILL OF SALE OR ANY OF THE OTHER TRANSACTION DOCUMENTS OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS BILL OF SALE OR ANY OF THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. ASSIGNOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ASSIGNEE MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS BILL OF SALE WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE ASSIGNOR HERETO TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

                  10. Whenever the context requires, the gender of all words used in this Bill of Sale shall include the masculine, feminine, and neuter, and the number of all words shall include the singular and the plural. No provision of this Bill of Sale will be interpreted in favor of, or against, any of the parties hereto by reason of the extent to which any such party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft hereof or thereof.

                  11. Nothing in this Bill of Sale is intended to confer upon any Person that is not a party hereto (other than Assignee) any rights or remedies hereunder or otherwise.

                  12. Time is of the essence to each and every provision of this Bill of Sale.

                  13. Assignor hereby acknowledges that: (a) it has been advised by counsel in the negotiation, execution and delivery of this Bill of Sale and the other Transaction Documents; and (b) no joint venture is created hereby or by the other Transaction Documents or otherwise exists by virtue of the transactions contemplated hereby among the Assignor and the Assignee.

                  IN WITNESS WHEREOF, and intending to be legally bound hereby, Assignor has caused this Bill of Sale to be executed and delivered as of the day and year first above written.


                                               _________________________________



                                               By:______________________________

                                               Name:____________________________

                                               Title:___________________________

                                     FORM OF
                              ASSUMPTION AGREEMENT
                              --------------------


         THIS ASSUMPTION AGREEMENT (this "Agreement") is made and entered into this ___ day of August [___], 2001 by and between [__________________________],
a           [_____________________________]           ("Assignor"),          and
[__________________________],    a   [_____________________________]   (or   its
permitted assigns) ("Assignee"). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Settlement Agreement (as hereinafter defined).

         WHEREAS, Assignor and Assignee are parties to that certain Master Settlement Agreement dated as of August 1, 2001 (the "Settlement Agreement"), by and among Greenbriar Corporation, a Nevada corporation, LSOF Pooled Equity, L.P., a Delaware limited partnership, the Assignors named therein, and the Intervenors named therein, the terms of which are incorporated herein by reference, which provides, among other things, for the assignment and transfer by Assignor to Assignee of certain Assigned Assets of Assignor; and

         WHEREAS, pursuant to the terms and conditions of the Settlement Agreement, Assignor desires to transfer to Assignee, and Assignee desires to assume from Assignor, the Assigned Assets and the Assumed Liabilities.

         NOW, THEREFORE, in consideration of the mutual promises contained in the Settlement Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Assignor, and subject to the terms and conditions of the Settlement Agreement:

         1. Assignment and Assumption. Assignee hereby assumes the Assumed Liabilities.

         2. Successors. All of the covenants, terms and conditions set forth herein shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective heirs, successors and assigns.

         3.   Counterparts.   This   Agreement   may  be  executed  in  multiple
counterparts, all of which together shall for all purposes constitute one and the same instrument.

         4. Entire Agreement. This Agreement, the Transaction Documents and the other agreements contemplated hereby set forth the entire agreement of the parties with respect to the matters set forth herein or therein. This Agreement shall not be modified except by written instrument executed together or in counterparts by all of the parties hereto.

         5. Non-Waiver. The failure of any party to insist upon strict performance of any provision hereof shall not constitute a waiver of, or estoppel against asserting, the right to require such performance in the future, nor shall a waiver or estoppel with respect to a later breach of a similar nature or otherwise.

         6. Curative Actions; Severability. If any of the covenants, terms or conditions of this Agreement are held illegal by any court or administrative body of competent jurisdiction, and any director or stockholder action, including, but not limited to, the execution of any documents or instruments, will make such covenants, terms or conditions valid and enforceable, each party hereby agrees that it shall take or cause to be taken such action as may reasonably be required to make any such covenant, term or condition valid and enforceable. If any provision of this Agreement is held invalid, such invalidity shall not affect the other provisions hereof which can be given effect without the invalid provision, and to this end the provisions of this Agreement are intended to be and shall be deemed severable.

         7. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS. THE PARTIES HERETO HEREBY CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN DALLAS COUNTY, TEXAS AND IRREVOCABLY AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. THE PARTIES ACCEPT FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVE ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREE TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENTS.

         8. WAIVER OF JURY TRAIL. EACH PARTY HERETO WAIVES ANY RIGHT TO TRAIL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT SUCH PARTY MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         9. Construction. The headings in this Agreement are inserted for convenience and identification only and are not intended to describe, interpret, define or limit the scope, extent, or intent of this Agreement or any provision hereof. Whenever the context requires, the gender of all words used in this Agreement shall include the masculine, feminine, and neuter, and the number of all words shall include the singular and the plural. No provision of this Agreement will be interpreted in favor of, or against, any of the parties hereto by reason of the extent to which any such party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft hereof or thereof.

         10. Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if each of the parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.

         11. No Third Party Beneficiaries. Nothing in this Agreement is intended to confer upon any Person that is not a party hereto any rights or remedies hereunder or otherwise.

         12. Time of the Essence. Time is of the essence to each and every provision of this Agreement.

         13. Acknowledgments. The parties hereto hereby acknowledge that: (a) each such party has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Transaction Documents; and (b) no joint venture is created hereby or by the other Transaction Documents or otherwise exists by virtue of the transactions contemplated hereby among the Assignor and the Assignee.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, and intending to be legally bound hereby, each of Assignor and Assignee has caused this Agreement to be executed and delivered by its duly authorized representative as of the day and year first above written.

ASSIGNOR                                              ASSIGNEE
--------                                              --------


[_________________]                                   [_________________]


By:_______________________                            By:_______________________
Name:_____________________                            Name:_____________________
Title:____________________                            Title:____________________